                    THE BERGER INSTITUTIONAL PRODUCTS TRUST

                                     [LOGO]

                               SEMI-ANNUAL REPORT
                                 JUNE 30, 1999

                                                             BERGER IPT-100 FUND
                                                 BERGER IPT-GROWTH & INCOME FUND
                                            BERGER IPT-SMALL COMPANY GROWTH FUND
                                              BERGER/BIAM IPT-INTERNATIONAL FUND

BERGER INSTITUTIONAL PRODUCTS TRUST
SEMI-ANNUAL REPORT
JUNE 30, 1999

                              BERGER IPT-100 FUND
                       BERGER IPT-GROWTH AND INCOME FUND
                      BERGER IPT-SMALL COMPANY GROWTH FUND
                       BERGER/BIAM IPT-INTERNATIONAL FUND

                            ------------------------

                               Table of Contents

BERGER IPT-100 FUND
    Portfolio Manager's Letter............................................     1
    Schedule of Investments...............................................     3

BERGER IPT-GROWTH & INCOME FUND
    Portfolio Manager's Letter............................................     8
    Schedule of Investments...............................................    10

BERGER IPT-SMALL COMPANY GROWTH FUND
    Portfolio Manager's Letter............................................    14
    Schedule of Investments...............................................    16

BERGER/BIAM IPT-INTERNATIONAL FUND
    Portfolio Manager's Letter............................................    21
    Schedule of Investments...............................................    23

Financial Statements......................................................    27
Notes to Financial Statements.............................................    31
Financial Highlights......................................................    35

BERGER IPT-100 FUND SEMI-ANNUAL

PORTFOLIO MANAGER'S COMMENTARY                  JOHN B. JARES & TINO R. SELLITTO

PERFORMANCE

    The Berger IPT-100 Fund's (the "Fund") six-month return for the period ended June 30, 1999, was 10.16%,(1) which bettered the 6.87% return for the S&P MidCap 400(2) index and lagged the 12.38% return for the Standard & Poor's (S&P) 500(3) index.

    The stock market was mixed over this six-month period. After favoring large cap stocks early in the year, the market began to broaden in April as investors ventured beyond large caps. Mid cap stocks, among others, became more attractive.

    The fact that our Fund outperformed the mid cap index but trailed the large cap index reflects our balance between mid cap and large cap holdings in our portfolio based on market opportunities. Portfolio moves made during this reporting period attempted to take advantage of the second quarter market broadening and enabled us to beat the mid cap index.

    Our performance during this period was significantly dampened by two of our larger holdings--Cadence Design Systems and McKesson HBOC. Cadence Design Systems, a maker of chip design software, was our single largest stock holding at the beginning of the year. The stock lost more than half its value on the announcement that the company could not meet demand and that there was a shake-up in key management. McKesson HBOC's stock value plummeted upon news of significant accounting problems following an announced merger. We no longer have positions in either of these companies in our portfolio.

PERIOD IN REVIEW

    The energy sector continued to perform well as oil prices surged past $19 a barrel, up from a low of $11. We increased our weighting in energy from 1.2% to nearly 7% of Fund assets between December 31, 1998, and June 30, 1999. Our Fund benefited from good performances from energy holdings Halliburton and Royal Dutch Petroleum Company. We feel positive about future prospects for the energy sector.

    Our largest sector continues to be technology, which we slightly increased this reporting period from 24% to 28% of Fund assets. We believe in this sector for the long term because of the critical role it plays, and will continue to play, in the operations of businesses around the world. We had particularly strong performances from Motorola, Xilinx, and Texas Instruments in the second quarter.

    Among our consumer holdings, Best Buy turned in a strong performance in the quarter ended June 30.

    Our overweighting in financial stocks early in the year served as a drag on Fund performance. Particularly in the second quarter, concerns about rising interest rates and hints of potential inflation worried investors. Financial stocks were negatively impacted by this move up in interest rates.

LOOKING AHEAD

    Domestic economic growth is robust, and international economies are recovering from the financial crisis that began nearly two years ago. These factors should bode well for corporate earnings in the months ahead, although, as expected, the Federal Reserve Board raised rates by one-quarter percent on the last day of June. We are concerned about the likelihood of rising interest rates here at home. This could put pressure on price/earnings multiples and eventually slow the U.S. economy. We believe that there will be rotation in the market over the last six months of the year, with periods of outperformance by growth stocks followed by slower periods.

    Effective May 10, 1999, John Jares and Tino Sellitto became the co-managers of the Fund replacing Patrick Adams. John has been a portfolio manager for the Berger Balanced Fund since its inception in 1997. Tino has been the portfolio manager of the Berger Growth & Income Fund since November 1998. Additionally, John and Tino have been co-portfolio managers of the Berger 100 Fund since May 10, 1999.

------------------------

(1) Performance figures are based on historical results and are not intended to be indicative of future performance. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

(2) The S&P MidCap 400 Stock Index is an unmanaged index, with dividends reinvested, and is generally representative of the market for stocks for mid-sized companies. One cannot invest directly in an index.

(3) The S&P 500 is an unmanaged index, with dividends reinvested, which consists of the common stocks of 500 publicly traded U.S. companies. It is a generally recognized indicator used to measure overall performance of the U.S. stock market. One cannot invest directly in an index.

              COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT
                             IN BERGER IPT-100 FUND
                      VS. S&P 500 AND COST OF LIVING INDEX
EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                       INITIAL INVESTMENT $10,000                                                    VALUE OF SHARES
                          BERGER IPT-100 FUND
                      AVERAGE ANNUAL TOTAL RETURN
                          AS OF JUNE 30, 1999
                                                                                  Since Inception
1-Year                                                                                  (5/1/96))
15.62%                                                                                     14.03%
                                                                            Berger IPT - 100 Fund             S & P 500
5/1/96                                                                                    $10,000               $10,000
6/30/96                                                                                    $9,780               $10,290
9/30/96                                                                                   $10,080               $10,608
12/31/96                                                                                  $10,390               $11,492
3/31/97                                                                                   $10,030               $11,801
6/30/97                                                                                   $11,250               $13,860
9/30/97                                                                                   $12,420               $14,897
12/31/97                                                                                  $11,820               $15,325
3/31/98                                                                                   $13,809               $17,462
6/30/98                                                                                   $13,097               $18,038
9/30/98                                                                                   $10,596               $16,247
12/31/98                                                                                  $13,746               $19,704
3/31/99                                                                                   $14,215               $20,686
6/30/99                                                                                   $15,143               $22,143
PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

                       INITIAL INVESTMENT $10,000
                          BERGER IPT-100 FUND
                      AVERAGE ANNUAL TOTAL RETURN
                          AS OF JUNE 30, 1999
1-Year
15.62%
                                                                               Cost of Living
                                                                                        Index
5/1/96                                                                                $10,000
6/30/96                                                                               $10,026
9/30/96                                                                               $10,096
12/31/96                                                                              $10,147
3/31/97                                                                               $10,237
6/30/97                                                                               $10,256
9/30/97                                                                               $10,313
12/31/97                                                                              $10,320
3/31/98                                                                               $10,377
6/30/98                                                                               $10,429
9/30/98                                                                               $10,467
12/31/98                                                                              $10,486
3/31/99                                                                               $10,557
6/30/99                                                                               $10,633
PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

                              BERGER IPT-100 FUND
                      SCHEDULE OF INVESTMENTS (UNAUDITED)
                                 JUNE 30, 1999

   SHARES/UNITS OR                                                      PERCENT OF                 MARKET
  PRINCIPAL AMOUNT                                                      NET ASSETS                  VALUE
---------------------                                                  -------------             -----------

COMMON STOCK                                                                  87.65%

BANKS-MONEY CENTER                                                             1.93%
            1,300       Bank of America Corp.                                                    $   95,306
                                                                                                 -----------

BANKS-SUPER REGIONAL                                                           3.45%
            1,200       Bank One Corp.                                                               71,475
            1,400       Fleet Financial Group, Inc.                                                  62,125
            1,000       The Bank of New York Co., Inc.                                               36,687
                                                                                                 -----------
                                                                                                    170,287
                                                                                                 -----------

BEVERAGE-SOFT DRINKS                                                           2.66%
            1,200       PepsiCo, Inc.                                                                46,425
            3,700       The Pepsi Bottling Group, Inc.                                               85,331
                                                                                                 -----------
                                                                                                    131,756
                                                                                                 -----------

BUILDING PRODUCTS-WOOD                                                         0.85%
              400       Georgia-Pacific Group                                                        18,950
              500       Willamette Industries, Inc.                                                  23,031
                                                                                                 -----------
                                                                                                     41,981
                                                                                                 -----------

COMPUTER-MANUFACTURERS                                                         0.37%
              400       Apple Computer, Inc.*                                                        18,525
                                                                                                 -----------

COMPUTER-SERVICES                                                              1.12%
              300       Computer Sciences Corp.*                                                     20,756
            1,100       IMS Health, Inc.                                                             34,375
                                                                                                 -----------
                                                                                                     55,131
                                                                                                 -----------

COMPUTER SOFTWARE-DESKTOP                                                      2.19%
            1,200       Microsoft Corp.*                                                            108,225
                                                                                                 -----------

COMPUTER SOFTWARE-ENTERPRISE                                                   2.10%
              800       J.D. Edwards & Co.*                                                          14,800
              900       Legato Systems, Inc.*                                                        51,975
            1,000       Oracle Corp.*                                                                37,125
                                                                                                 -----------
                                                                                                    103,900
                                                                                                 -----------

DIVERSIFIED OPERATIONS                                                         2.97%
            1,550       Tyco International, Ltd.                                                    146,862
                                                                                                 -----------

ELECTRONIC-MILITARY SYSTEMS                                                    0.57%
              500       General Motors Corp. Class H*                                                28,125
                                                                                                 -----------

ELECTRONIC-SEMICONDUCTOR EQUIPMENT                                             3.09%
              700       Applied Materials, Inc.*                                                     51,712
              500       Teradyne, Inc.*                                                              35,875
              500       KLA-Tencor Corp.*                                                            32,437
              700       Lam Research Corp.*                                                          32,681
                                                                                                 -----------
                                                                                                    152,705
                                                                                                 -----------

                              BERGER IPT-100 FUND
                      SCHEDULE OF INVESTMENTS (UNAUDITED)
                                 JUNE 30, 1999

   SHARES/UNITS OR                                                      PERCENT OF                 MARKET
  PRINCIPAL AMOUNT                                                      NET ASSETS                  VALUE
---------------------                                                  -------------             -----------
ELECTRONIC-SEMICONDUCTOR MANUFACTURING                                        11.53%
            1,400       Intel Corp.                                                              $   83,300
              660       Maxim Integrated Products, Inc.*                                             43,890
            2,700       Motorola, Inc.                                                              255,825
              500       Texas Instruments, Inc.                                                      72,500
            2,000       Xilinx, Inc.*                                                               114,500
                                                                                                 -----------
                                                                                                    570,015
                                                                                                 -----------

FINANCE-CONSUMER/COMMERCIAL LOANS                                              1.32%
              400       Associates First Capital Corp. Class A                                       17,725
            1,000       Household International, Inc.                                                47,375
                                                                                                 -----------
                                                                                                     65,100
                                                                                                 -----------

FINANCE-MORTGAGE & RELATED SERVICES                                            3.24%
            1,300       Freddie Mac                                                                  75,400
              700       Fannie Mae                                                                   47,862
              700       The FINOVA Group, Inc.                                                       36,837
                                                                                                 -----------
                                                                                                    160,099
                                                                                                 -----------

INTERNET-E*COMMERCE                                                            0.56%
            1,100       TD Waterhouse Group, Inc.*                                                   27,568
                                                                                                 -----------

INTERNET-ISP/CONTENT                                                           0.67%
              300       America Online, Inc.*                                                        33,150
                                                                                                 -----------

INTERNET-NETWORK SECURITY/SOLUTIONS                                            0.60%
              200       Juniper Networks, Inc.*                                                      29,800
                                                                                                 -----------

INTERNET-SOFTWARE                                                              0.83%
              250       CMGI, Inc.*                                                                  28,515
              225       Phone.com, Inc.*                                                             12,600
                                                                                                 -----------
                                                                                                     41,115
                                                                                                 -----------

LEISURE-PRODUCTS                                                               1.58%
            1,550       The Seagram Co., Ltd.                                                        78,081
                                                                                                 -----------

LEISURE-SERVICES                                                               3.29%
              500       Carnival Corp.                                                               24,250
            2,600       Royal Caribbean Cruises Ltd.                                                113,750
              800       The Walt Disney Co.                                                          24,650
                                                                                                 -----------
                                                                                                    162,650
                                                                                                 -----------

LEISURE-TOYS/GAMES/HOBBY                                                       0.43%
              800       Mattel, Inc.                                                                 21,150
                                                                                                 -----------

MEDIA-CABLE TELEVISION                                                         4.29%
            1,500       Adelphia Communications Corp.*                                               95,437
              400       EchoStar Communications Corp.*                                               61,375
              750       Time Warner, Inc.                                                            55,125
                                                                                                 -----------
                                                                                                    211,937
                                                                                                 -----------

                              BERGER IPT-100 FUND
                      SCHEDULE OF INVESTMENTS (UNAUDITED)
                                 JUNE 30, 1999

   SHARES/UNITS OR                                                      PERCENT OF                 MARKET
  PRINCIPAL AMOUNT                                                      NET ASSETS                  VALUE
---------------------                                                  -------------             -----------
MEDIA-RADIO/TELEVISION                                                         3.30%
            1,550       Clear Channel Communications, Inc.*                                      $  106,853
            1,900       Infinity Broadcasting Corp.*                                                 56,525
                                                                                                 -----------
                                                                                                    163,378
                                                                                                 -----------

MEDICAL-DRUG/DIVERSIFIED                                                       1.40%
            1,000       Warner-Lambert Co.                                                           69,375
                                                                                                 -----------

MEDICAL-ETHICAL DRUGS                                                          3.25%
            1,550       American Home Products Corp.                                                 89,125
            1,000       Eli Lilly & Co.                                                              71,625
                                                                                                 -----------
                                                                                                    160,750
                                                                                                 -----------

MEDICAL-MEDICAL/DENTAL SERVICES                                                0.93%
            1,100       Quintiles Transnational Corp.*                                               46,200
                                                                                                 -----------

OIL & GAS-DRILLING                                                             1.31%
            2,200       ENSCO International, Inc.                                                    43,862
              800       Transocean Offshore, Inc.                                                    21,000
                                                                                                 -----------
                                                                                                     64,862
                                                                                                 -----------

OIL & GAS-FIELD SERVICES                                                       1.01%
            1,100       Halliburton Co.                                                              49,775
                                                                                                 -----------

OIL & GAS-INTERNATIONAL INTEGRATED                                             0.97%
              800       Royal Dutch Petroleum Co.                                                    48,200
                                                                                                 -----------

OIL & GAS-U.S. EXPLORATION & PRODUCTION                                        2.01%
            2,300       Burlington Resources, Inc.                                                   99,475
                                                                                                 -----------

OIL & GAS-U.S. INTEGRATED                                                      1.51%
            2,300       USX-Marathon Group                                                           74,893
                                                                                                 -----------

PAPER & PAPER PRODUCTS                                                         1.23%
            1,200       International Paper Co.                                                      60,600
                                                                                                 -----------

POLLUTION CONTROL-SERVICES                                                     3.65%
            3,360       Waste Management, Inc.*                                                     180,600
                                                                                                 -----------

RETAIL-APPAREL/SHOE                                                            1.17%
            1,200       Abercrombie & Fitch Co.*                                                     57,600
                                                                                                 -----------

RETAIL-CONSUMER ELECTRONICS                                                    1.74%
            1,000       Best Buy Co., Inc.*                                                          67,500
              200       Circuit City Stores                                                          18,600
                                                                                                 -----------
                                                                                                     86,100
                                                                                                 -----------

RETAIL-DEPARTMENT STORES                                                       2.08%
            3,800       Consolidated Stores Corp.*                                                  102,600
                                                                                                 -----------

                              BERGER IPT-100 FUND
                      SCHEDULE OF INVESTMENTS (UNAUDITED)
                                 JUNE 30, 1999

   SHARES/UNITS OR                                                      PERCENT OF                 MARKET
  PRINCIPAL AMOUNT                                                      NET ASSETS                  VALUE
---------------------                                                  -------------             -----------
RETAIL-MAJOR DISCOUNT CHAINS                                                   0.66%
              500       Dayton-Hudson Corp.                                                      $   32,500
                                                                                                 -----------

RETAIL-SUPER/MINI-MARKETS                                                      0.79%
            1,400       The Kroger Co.*                                                              39,112
                                                                                                 -----------

RETAIL/WHOLESALE-BUILDING PRODUCTS                                             0.69%
              600       Lowes Cos., Inc.                                                             34,012
                                                                                                 -----------

RETAIL/WHOLESALE-OFFICE SUPPLIES                                               1.07%
            2,400       Office Depot, Inc.*                                                          52,950
                                                                                                 -----------

SOAP & CLEANING PREPARATIONS                                                   0.90%
              500       Procter & Gamble Co.                                                         44,625
                                                                                                 -----------

TELECOMMUNICATIONS-EQUIPMENT                                                   3.11%
              800       CIENA Corp.*                                                                 24,150
            1,925       Lucent Technologies, Inc.                                                   129,817
                                                                                                 -----------
                                                                                                    153,967
                                                                                                 -----------

TELECOMMUNICATIONS-SERVICES                                                    2.30%
              300       AT&T Corp.                                                                   16,743
              820       MCI WorldCom, Inc.*                                                          70,725
              800       Qwest Communications International, Inc.*                                    26,450
                                                                                                 -----------
                                                                                                    113,918
                                                                                                 -----------

TEXTILE-APPAREL MANUFACTURING                                                  0.82%
              550       Tommy Hilfiger Corp.*                                                        40,434
                                                                                                 -----------

TRANSPORTATION-AIR FREIGHT                                                     1.10%
            1,000       FDX Corp.*                                                                   54,250
                                                                                                 -----------

UTILITY-WATER SUPPLY                                                           1.01%
            2,500       Azurix Corp.*                                                                50,000
                                                                                                 -----------
TOTAL COMMON STOCK (COST $3,589,557)                                                              4,333,644
                                                                                                 -----------

U.S. GOVERNMENT AGENCY OBLIGATION                                              9.61%
        $ 475,000       Federal National Mortgage Association
                        Discount Note
                        4.49%, 7/1/99                                                               475,000
                                                                                                 -----------
TOTAL U.S. GOVERNMENT AGENCY OBLIGATION (COST $475,000)                                             475,000
                                                                                                 -----------

CONVERTIBLE PREFERRED STOCK                                                    0.39%

MEDIA-CABLE TV                                                                 0.39%
              100       Adelphia Communications Corp.                                                19,300
                                                                                                 -----------
TOTAL CONVERTIBLE PREFERRED STOCK (COST $20,000)                                                     19,300
                                                                                                 -----------

                              BERGER IPT-100 FUND
                      SCHEDULE OF INVESTMENTS (UNAUDITED)
                                 JUNE 30, 1999

   SHARES/UNITS OR                                                      PERCENT OF                 MARKET
  PRINCIPAL AMOUNT                                                      NET ASSETS                  VALUE
---------------------                                                  -------------             -----------
REPURCHASE AGREEMENT                                                           4.39%
        $ 217,000       State Street Bank & Trust Repurchase
                        Agreement, 4.70%, dated June 30, 1999, to be
                        repurchased at $217,028 on July 1, 1999,
                        collateralized by Federal Home Loan Mortgage
                        Association Discount Note, November 15, 2028,
                        with a value of $223,200.                                                $  217,000
                                                                                                 -----------
TOTAL REPURCHASE AGREEMENT (COST $217,000)                                                          217,000
                                                                                                 -----------
TOTAL INVESTMENTS (COST $4,301,557)                                          102.04%              5,044,944
TOTAL LIABILITIES, LESS CASH AND OTHER ASSETS                                 -2.04%               (100,899)
                                                                                                 -----------
NET ASSETS                                                                   100.00%             $4,944,045
                                                                                                 -----------
                                                                                                 -----------

------------------------

* Non-income producing security.

                       See notes to financial statements.

BERGER IPT-GROWTH AND INCOME FUND SEMI-ANNUAL

PORTFOLIO MANAGER'S COMMENTARY                                  TINO R. SELLITTO

PERFORMANCE

    The Berger IPT-Growth and Income Fund (the "Fund") gained 18.34%(1) for the six-month period ended June 30, 1999, and significantly outperformed the Standard & Poor's (S&P) 500(2) index, which gained 12.38% over the same period.

    It was a very mixed market in the first half of 1999. During the first quarter, the market continued to favor the large, high-quality growth companies that dominate our portfolio. As a result, Fund performance benefited from holdings in such large cap companies as America Online, At Home and Amgen.

    The market broadened considerably and moved away from these companies during the second quarter. As a result, Fund performance was dragged down by some of the same stocks that had buoyed it the previous quarter. However, because of our emphasis in the technology, energy and consumer sectors, our Fund's six-month performance was still able to better that of the index.

PERIOD IN REVIEW

    Our sector weighting in technology was virtually unchanged during this reporting period. We continue to believe in technology's long-term prospects because of the vital role that it plays in the operations of businesses around the world. Texas Instruments had a particularly strong first half of the year, selling its money-losing memory business and increasing its presence in wireless with digital signal processors.

    The energy sector continued to perform well as oil prices surged past $19 a barrel, up from a low of $11. We increased our weighting in energy from nearly 6% to 9% of Fund assets between December 31, 1998, and June 30, 1999. Our Fund benefited from good performances from energy holdings Baker Hughes and Burlington Resources. We feel positive about future prospects for the energy sector.

    We also significantly added to our holdings in consumer cyclicals, increasing investment in that sector from 6% of Fund assets to more than 10%. Several stocks in this sector, including Dayton-Hudson and Intimate Brands reported good gains.

    Some of our holdings in the financial sector were volatile this year because of increasing investor concerns about rising interest rates. This was not the case, however, for industry leader Charles Schwab. Schwab continued to gain an impressive share of the market and is now the third-largest financial institution in terms of U.S. household financial assets. Schwab is also a leader in online trading and continues to have a low-cost operating structure compared with full-service brokerage competitors. We believe Charles Schwab is one of the premier growth companies in the U.S. and look for the company to continue to expand market share and increase assets in the next few years.

LOOKING AHEAD

    In the second half of the year, we expect the market to be focused on the direction of interest rates. If inflation continues higher, the Federal Reserve Board will have to raise rates again, which could hurt the market as a whole. Given the Fed's announced "neutral" stance on interest rates going forward and our market analysis, we don't foresee that happening. We do, however, believe that there will be rotation in the market over the last six months of the year, with periods of outperformance by growth stocks followed by slower periods.

------------------------

(1) Performance figures are based on historical results and are not intended to be indicative of future performance. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

(2) The S&P 500 is an unmanaged index, with dividends reinvested, which consists of the common stocks of 500 publicly traded U.S. companies. It is a generally recognized indicator used to measure overall performance of the U.S. stock market. One cannot invest directly in an index.

              COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT
                       IN BERGER IPT-GROWTH & INCOME FUND
                      VS. S&P 500 AND COST OF LIVING INDEX
EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                       INITIAL INVESTMENT $10,000                                                    VALUE OF SHARES
                    BERGER IPT-GROWTH & INCOME FUND
                      AVERAGE ANNUAL TOTAL RETURN
                          AS OF JUNE 30, 1999
                                                                                  Since Inception
1 Year                                                                                   (5/1/96)
31.82%                                                                                     25.70%
                                                                               BERGER IPT- GROWTH
                                                                                    & INCOME FUND               S&P 500
5/1/96                                                                                    $10,000               $10,000
6/30/96                                                                                   $10,020               $10,290
9/30/96                                                                                   $10,200               $10,608
12/31/96                                                                                  $11,140               $11,492
3/31/97                                                                                   $11,190               $11,801
6/30/97                                                                                   $12,320               $14,000
9/30/97                                                                                   $14,110               $14,897
12/31/97                                                                                  $13,924               $15,325
3/31/98                                                                                   $15,318               $17,462
6/30/98                                                                                   $15,630               $18,000
9/30/98                                                                                   $14,465               $16,247
12/31/98                                                                                  $17,500               $19,704
3/31/99                                                                                   $19,545               $20,686
6/30/99                                                                                   $20,602               $22,143
PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

                       INITIAL INVESTMENT $10,000
                    BERGER IPT-GROWTH & INCOME FUND
                      AVERAGE ANNUAL TOTAL RETURN
                          AS OF JUNE 30, 1999
1 Year
31.82%
                                                                               COST OF LIVING INDEX
5/1/96                                                                                      $10,000
6/30/96                                                                                     $10,026
9/30/96                                                                                     $10,096
12/31/96                                                                                    $10,147
3/31/97                                                                                     $10,237
6/30/97                                                                                     $10,256
9/30/97                                                                                     $10,313
12/31/97                                                                                    $10,320
3/31/98                                                                                     $10,377
6/30/98                                                                                     $10,429
9/30/98                                                                                     $10,467
12/31/98                                                                                    $10,486
3/31/99                                                                                     $10,557
6/30/99                                                                                     $10,633
PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

                       BERGER IPT-GROWTH AND INCOME FUND
                      SCHEDULE OF INVESTMENTS (UNAUDITED)
                                 JUNE 30, 1999

SHARES/UNITS OR                                              PERCENT OF
PRINCIPAL AMOUNT                                             NET ASSETS        MARKET VALUE
----------------                                           --------------      ------------

COMMON STOCK                                                       77.32%

AEROSPACE/DEFENSE                                                   1.83%
      3,900      Ratheon Co.                                                    $   274,462
                                                                               ------------

BANKS-SOUTHEAST                                                     1.28%
      5,000      First Tennessee National Corp.                                     191,562
                                                                               ------------

BANKS-SUPER REGIONAL                                                2.67%
      2,350      Northern Trust Corp.                                               227,950
      4,700      The Bank of New York Co., Inc.                                     172,431
                                                                               ------------
                                                                                    400,381
                                                                               ------------

BANKS-WEST/SOUTHWEST                                                1.10%
      2,600      Zions Bancorp.                                                     165,100
                                                                               ------------

CHEMICALS-BASIC                                                     1.21%
      4,300      Akzo Nobel N.V. ADR                                                182,212
                                                                               ------------

COMPUTER-LOCAL NETWORKS                                             1.80%
      4,200      Cisco Systems, Inc.*                                               270,900
                                                                               ------------

COMPUTER-MANUFACTURERS                                              1.51%
      3,300      Sun Microsystems, Inc.*                                            227,287
                                                                               ------------

COMPUTER-MEMORY DEVICES                                             0.86%
      2,300      Network Appliance, Inc.*                                           128,512
                                                                               ------------

COMPUTER-SERVICES                                                   1.91%
      9,200      IMS Health, Inc.                                                   287,500
                                                                               ------------

COMMERCIAL SERVICES-MISCELLANEOUS                                   0.60%
      2,850      Paychex, Inc.                                                       90,843
                                                                               ------------

COMPUTER SOFTWARE-DESKTOP                                           3.21%
      5,350      Microsoft Corp.*                                                   482,503
                                                                               ------------

ELECTRONIC-SEMICONDUCTOR EQUIPMENT                                  1.48%
      3,000      Applied Materials, Inc.*                                           221,625
                                                                               ------------

ELECTRONIC-SEMICONDUCTOR MANUFACTURING                              4.07%
      4,500      Intel Corp.                                                        267,750
      2,300      Linear Technology Corp.                                            154,675
      1,300      Texas Instruments, Inc.                                            188,500
                                                                               ------------
                                                                                    610,925
                                                                               ------------

FINANCE-INVESTMENT BANKERS                                          2.60%
      2,500      Charles Schwab Corp.                                               274,687
      1,600      The Goldman Sachs Group, Inc.                                      115,600
                                                                               ------------
                                                                                    390,287
                                                                               ------------

FINANCE-INVESTMENT MANAGEMENT                                       1.02%
      1,500      Morgan Stanley Dean Witter & Co.                                   153,750
                                                                               ------------

                       BERGER IPT-GROWTH AND INCOME FUND
                      SCHEDULE OF INVESTMENTS (UNAUDITED)
                                 JUNE 30, 1999

SHARES/UNITS OR                                              PERCENT OF
PRINCIPAL AMOUNT                                             NET ASSETS        MARKET VALUE
----------------                                           --------------      ------------
INTERNET-ISP/CONTENT                                                0.46%
        400      Yahoo!, Inc.*                                                  $    68,900
                                                                               ------------

INTERNET-NETWORK SECURITY/SOLUTIONS                                 1.09%
      1,100      Juniper Networks, Inc.*                                            163,900
                                                                               ------------

INTERNET-SOFTWARE                                                   0.60%
      1,200      Vignette Corp.*                                                     90,000
                                                                               ------------

LEISURE-PRODUCTS                                                    2.08%
      3,400      Galileo International, Inc.                                        181,687
      2,600      The Seagram Co. Ltd.                                               130,975
                                                                               ------------
                                                                                    312,662
                                                                               ------------

MEDIA-CABLE TELEVISION                                              2.48%
      7,300      Comcast Corp.                                                      280,593
        600      EchoStar Communications Corp.*                                      92,062
                                                                               ------------
                                                                                    372,655
                                                                               ------------

MEDIA-RADIO/TELEVISION                                              2.84%
      2,300      Clear Channel Communications, Inc.*                                158,556
      9,000      Infinity Broadcasting Corp.*                                       267,750
                                                                               ------------
                                                                                    426,306
                                                                               ------------

MEDICAL-BIOMED/GENETICS                                             1.70%
      4,200      Amgen, Inc.*                                                       255,675
                                                                               ------------

MEDICAL-ETHICAL DRUGS                                               4.36%
      3,800      American Home Products Corp.                                       218,500
      1,950      Eli Lilly & Co.                                                    139,668
      2,000      Merck & Co., Inc.                                                  148,000
      2,600      Pharmacia & Upjohn, Inc.                                           147,712
                                                                               ------------
                                                                                    653,880
                                                                               ------------

MEDICAL-PRODUCTS                                                    3.45%
      2,300      Allergan, Inc.                                                     255,300
      5,100      Guidant Corp.*                                                     262,331
                                                                               ------------
                                                                                    517,631
                                                                               ------------

METAL ORES-NON FERROUS                                              0.87%
      2,100      Alcoa, Inc.                                                        129,937
                                                                               ------------

OIL & GAS-DRILLING                                                  1.02%
      7,700      ENSCO International, Inc.                                          153,518
                                                                               ------------

OIL & GAS-FIELD SERVICES                                            0.98%
      3,250      Halliburton Co.                                                    147,062
                                                                               ------------

OIL & GAS-INTERNATIONAL INTEGRATED                                  1.04%
      2,600      Royal Dutch Petroleum Co.                                          156,650
                                                                               ------------

                       BERGER IPT-GROWTH AND INCOME FUND
                      SCHEDULE OF INVESTMENTS (UNAUDITED)
                                 JUNE 30, 1999

SHARES/UNITS OR                                              PERCENT OF
PRINCIPAL AMOUNT                                             NET ASSETS        MARKET VALUE
----------------                                           --------------      ------------
OIL & GAS-MACHINERY/EQUIPMENT                                       0.98%
      4,400      Baker Hughes, Inc.                                             $   147,400
                                                                               ------------

OIL & GAS-PRODUCTION/PIPELINE                                       1.30%
      4,600      The Williams Companies, Inc.                                       195,787
                                                                               ------------

OIL & GAS-U.S. EXPLORATION & PRODUCTION                             3.99%
      4,050      Anadarko Petroleum Corp.                                           149,090
      6,400      Burlington Resources, Inc.                                         276,800
      6,900      Evergreen Resources, Inc.*                                         173,793
                                                                               ------------
                                                                                    599,683
                                                                               ------------

OIL & GAS-U.S. INTEGRATED                                           0.98%
      4,500      USX-Marathon Group                                                 146,531
                                                                               ------------

RETAIL-APPAREL/SHOE                                                 2.28%
      4,095      Intimate Brands, Inc.                                              194,000
      2,950      The Gap, Inc.                                                      148,606
                                                                               ------------
                                                                                    342,606
                                                                               ------------

RETAIL-DEPARTMENT STORES                                            0.77%
      1,500      Kohl's Corp.*                                                      115,781
                                                                               ------------

RETAIL-MAJOR DISCOUNT CHAINS                                        3.09%
      2,300      Costco, Inc.*                                                      184,143
      4,300      Dayton-Hudson Corp.                                                279,500
                                                                               ------------
                                                                                    463,643
                                                                               ------------

TELECOMMUNICATIONS-CELLULAR                                         1.03%
      2,700      Sprint Corp. (PCS Group)*                                          154,237
                                                                               ------------

TELECOMMUNICATIONS-EQUIPMENT                                        4.42%
      3,600      Lucent Technologies, Inc.                                          242,775
      4,600      Nokia Corp. ADR                                                    421,187
                                                                               ------------
                                                                                    663,962
                                                                               ------------

TELECOMMUNICATIONS-SERVICES                                         4.59%
      4,101      Corning, Inc.                                                      287,582
      2,600      Global Crossing Ltd.*                                              110,825
      1,500      MCI WorldCom, Inc.*                                                129,375
      2,300      Montana Power Co.                                                  162,150
                                                                               ------------
                                                                                    689,932
                                                                               ------------

UTILITY-TELEPHONE                                                   2.40%
      5,050      Alltel Corp.                                                       361,075
                                                                               ------------

UTILITY-WATER SUPPLY                                                1.37%
     10,300      Azurix Corp.*                                                      206,000
                                                                               ------------
TOTAL COMMON STOCK (COST $9,220,812)                                             11,613,262
                                                                               ------------

                       BERGER IPT-GROWTH AND INCOME FUND
                      SCHEDULE OF INVESTMENTS (UNAUDITED)
                                 JUNE 30, 1999

SHARES/UNITS OR                                              PERCENT OF
PRINCIPAL AMOUNT                                             NET ASSETS        MARKET VALUE
----------------                                           --------------      ------------
CONVERTIBLE CORPORATE DEBT                                          8.27%

COMPUTER-MEMORY DEVICES                                             2.00%
     61,000      EMC Corp. 3.25%, 3/15/02                                       $   300,882
                                                                               ------------

ELECTRONIC-SEMICONDUCTOR MANUFACTURING                              1.28%
    135,000      Conexant Systems 4.25%, 5/1/06 144A                                191,875
                                                                               ------------

INTERNET-ISP/CONTENT                                                2.34%
     28,000      America Online, Inc. 4.00%, 11/15/00                               236,565
    146,000      At Home Corporation 0.52%, 12/28/01 144A                           114,245
                                                                               ------------
                                                                                    350,810
                                                                               ------------

MEDIA-RADIO/TELEVISION                                              1.82%
    215,000      Clear Channel Communications, Inc.
                 2.62%, 4/1/03                                                      273,050
                                                                               ------------

RETAIL/WHOLESALE-BUILDING PRODUCTS                                  0.83%
     45,000      The Home Depot, Inc. 3.25%, 10/1/01                                125,381
                                                                               ------------
TOTAL CONVERTIBLE CORPORATE DEBT (COST $865,990)                                  1,241,998
                                                                               ------------

U.S. GOVERNMENT AGENCY OBLIGATION                                   7.32%
  1,$100,000     Federal Home Loan Mortgage Association
                 Discount Note 4.49%, 7/1/99                                      1,100,000
                                                                               ------------
TOTAL U.S. GOVERNMENT AGENCY OBLIGATION (COST $1,100,000)                         1,100,000
                                                                               ------------

CONVERTIBLE PREFERRED STOCK                                         6.56%

TELECOMMUNICATIONS-SERVICES                                         0.65%
      1,700      Qwest Communications International 144A                             96,900
                                                                               ------------

MEDIA-CABLE TELEVISION                                              4.13%
      1,050      Adelphia Communications Corp.                                      202,650
      3,500      Houston Industries, Inc.                                           417,391
                                                                               ------------
                                                                                    620,041
                                                                               ------------

UTILITY-ELECTRIC POWER                                              1.78%
      4,850      Texas Utilities Co.                                                266,750
                                                                               ------------
TOTAL CONVERTIBLE PREFERRED STOCK (COST $920,542)                                   983,691
                                                                               ------------

REPURCHASE AGREEMENT                                                4.01%
    $603,000     State Street Bank & Trust Repurchase
                 Agreement, 4.70% dated June 30, 1999, to
                 be repurchased at $603,079 on July 1,
                 1999, collateralized by Federal Home
                 Loan Mortgage Note, May 18, 2001, with a
                 value of $615,819.                                                 603,000
                                                                               ------------
TOTAL REPURCHASE AGREEMENT (COST $603,000)                                          603,000
                                                                               ------------
TOTAL INVESTMENTS (COST $12,710,344)                              103.48%        15,541,951
TOTAL LIABILITIES, LESS CASH AND OTHER ASSETS                      -3.48%          (522,219)
                                                                               ------------
NET ASSETS                                                        100.00%       $15,019,732
                                                                               ------------
                                                                               ------------

------------------------

* Non-income producing security.

ADR -- American Depositary Receipt.

144A -- Designates the resale of this security is restricted to qualified institutional buyers.

                       See notes to financial statements.

BERGER IPT-SMALL COMPANY GROWTH FUND SEMI-ANNUAL

PORTFOLIO MANAGER'S COMMENTARY                                     AMY K. SELNER

PERFORMANCE

    For the six-month period ended June 30, 1999, the Berger IPT-Small Company Growth Fund gained 15.72%(1) compared with 9.28% for the Russell 2000 index.(2)

    In the first quarter of 1999, small cap performance, as measured by the Russell 2000, lagged that of large caps, as measured by the Standard & Poor's (S&P) 500,(3) by 10.4%. Tables were turned in the second quarter, however, as small caps outperformed by 8.5%. This was the best quarterly outperformance for small caps since the fourth quarter 1992 when the spread was 9.4%. Also, second quarter was the first consecutive three-month period of outperformance by small cap stocks since the spring of 1996.

    Strength in the Russell 2000 occurred despite general weakness in Internet stocks, which accounted for 10% of the index. Within the small cap group, growth stocks outperformed value stocks in the first quarter, and value stocks had a very strong second quarter. Small cap value stocks had been pummeled in the first quarter and were due for a short-term bounce.

    In June, small cap funds had positive inflows reversing five months of large cash outflows in 1999. This is a trend we would like to see continue, along with a broadening of the market. Rising interest rates in the short term may have increased the attention given to small caps, which are much cheaper than large caps on a relative valuation basis.

PERIOD IN REVIEW

    After taking a breather in April and May, technology stocks roared back in June. Growth prospects remained explosive for the Internet infrastructure and telecommunication and broadband companies. These are companies that provide the "plumbing" that enables broad acceptance for Internet applications and services. Within the semiconductor capital equipment stocks, we prefer the photomask, Dupont Photomasks, and automation, PRI Automation, verticals. These companies make the equipment to build semiconductors. Their customers are moving to next-generation technologies, which bodes well for spending on equipment.

    Although small cap health care stocks lagged the index in performance, our holdings turned in respectable performances. As uncertainty surrounding prescription drug benefits and the government's impact on pricing within the drug industry lifts, we expect performance to be even stronger. We continued to emphasize growth companies in the bio-tech area such as Cephalon, which focuses on treatment of neurological disorders and cancer, and on companies with strong pipelines, consistent earnings growth and strong management.

    We also continued our heavy weighting in energy, which began mid first quarter 1999. This has proved advantageous. Supply/demand dynamics within the sector have improved, energy prices have risen, and energy stocks have been strong. Since the first of the year, crude oil prices are up close to 60%, driven largely by high levels of OPEC compliance and an improving outlook for demand in 2000/2001. Natural gas prices also remain strong. Both Veritas DGC and Basin Exploration have been strong performers for our Fund.

LOOKING AHEAD

    The market has quickly discounted the Federal Reserve Board's one-quarter percent increase in interest rates and is assuming the Fed will remain neutral during the second half of the year. We expect consumption growth will moderate to more sustainable levels and housing growth to slow. Even with this moderation, there is a risk the Fed may raise rates again to squelch any inflation fears, which today are nonexistent. We believe market leadership will continue to rotate from sector to sector, and we look for growth stocks to continue to outperform.

    While relative valuation currently favors small caps, the operating profit growth of small caps must improve relative to large caps in order for this outperformance to be sustained. This may be difficult when GDP growth internationally may be accelerating relative to domestic growth in 2000. Larger cap stocks would generally have better profit prospects under that scenario. We continue to focus on exceptional stock selection to distinguish the relative performance of our Fund.

------------------------

(1) Performance figures are based on historical results and are not intended to be indicative of future performance. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

(2) The Russell 2000 is an unmanaged index, with dividends reinvested, which consists of the common stocks of 2000 U.S. companies. It is a generally recognized indicator used to measure overall performance of small company stocks. One cannot invest directly in an index.

(3) The S&P 500 is an unmanaged index, with dividends reinvested, which consists of the common stocks of 500 publicly traded U.S. companies. It is a generally recognized indicator used to measure overall performance of the U.S. stock market. One cannot invest directly in an index.

              COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT
                    IN BERGER IPT-SMALL COMPANY GROWTH FUND
                   VS. RUSSELL 2000 AND COST OF LIVING INDEX
EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                       INITIAL INVESTMENT $10,000                                                             VALUE OF SHARES
                  BERGER IPT-SMALL COMPANY GROWTH FUND
                      AVERAGE ANNUAL TOTAL RETURN
                          AS OF JUNE 30, 1999
1-Year                                                                            Since Inception (5/1/96)
4.45%                                                                                               11.78%
                                                                                  BERGER IPT-SMALL COMPANY
                                                                                               GROWTH FUND          RUSSELL 2000
5/1/96                                                                                             $10,000               $10,000
6/30/96                                                                                            $10,530                $9,967
9/30/96                                                                                            $10,720               $10,001
12/31/96                                                                                            $9,950               $10,521
3/31/97                                                                                             $8,920                $9,977
6/30/97                                                                                            $10,000               $11,595
9/30/97                                                                                            $12,380               $13,320
12/31/97                                                                                           $12,060               $12,874
3/31/98                                                                                            $13,000               $14,169
6/30/98                                                                                            $13,610               $13,509
9/30/98                                                                                             $9,960               $10,787
12/31/98                                                                                           $12,285               $12,546
3/31/99                                                                                            $11,985               $11,866
6/30/99                                                                                            $14,216               $13,711
PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

                       INITIAL INVESTMENT $10,000
                  BERGER IPT-SMALL COMPANY GROWTH FUND
                      AVERAGE ANNUAL TOTAL RETURN
                          AS OF JUNE 30, 1999
1-Year
4.45%
                                                                              COST OF LIVING
                                                                                       INDEX
5/1/96                                                                               $10,000
6/30/96                                                                              $10,026
9/30/96                                                                              $10,096
12/31/96                                                                             $10,147
3/31/97                                                                              $10,237
6/30/97                                                                              $10,256
9/30/97                                                                              $10,313
12/31/97                                                                             $10,320
3/31/98                                                                              $10,377
6/30/98                                                                              $10,429
9/30/98                                                                              $10,467
12/31/98                                                                             $10,486
3/31/99                                                                              $10,557
6/30/99                                                                              $10,633
PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

                      BERGER IPT-SMALL COMPANY GROWTH FUND
                      SCHEDULE OF INVESTMENTS (UNAUDITED)
                                 JUNE 30, 1999

SHARES/UNITS
OR
 PRINCIPAL                                                  PERCENT OF
  AMOUNT                                                    NET ASSETS        MARKET VALUE
-----------                                               --------------      ------------

COMMON STOCK                                                      86.26%

AEROSPACE/DEFENSE EQUIPMENT                                        1.10%
     4,100 Aviation Sales Co.*                                                 $   161,950
                                                                              ------------

COMPUTER-SERVICES                                                  2.94%
     1,000 Globix Corp.*                                                            44,187
     6,050 International Integration, Inc.*                                        136,125
     4,250 USWeb Corp.*                                                             94,296
     5,050 Whittman-Hart, Inc.*                                                    160,337
                                                                              ------------
                                                                                   434,945
                                                                              ------------

COMMERCIAL SERVICES-ADVERTISING                                    1.38%
     5,000 Lamar Advertising Co.*                                                  204,687
                                                                              ------------

COMMERCIAL SERVICES-MISCELLANEOUS                                  0.77%
     2,600 MedQuist Inc.*                                                          113,750
                                                                              ------------

COMMERCIAL SERVICES-SCHOOLS                                        1.51%
    10,000 Devry, Inc.*                                                            223,750
                                                                              ------------

COMMERCIAL SERVICES-STAFFING                                       1.71%
     4,300 Labor Ready, Inc.*                                                      139,750
     4,700 Select Appointments PLC ADR                                             112,800
                                                                              ------------
                                                                                   252,550
                                                                              ------------

COMPUTER SOFTWARE-DESKTOP                                          0.74%
     3,100 Macromedia, Inc.*                                                       109,275
                                                                              ------------

COMPUTER SOFTWARE-EDUCATIONAL/ENTERTAINMENT                        1.13%
    10,150 CBT Group PLC ADR*                                                      167,475
                                                                              ------------

COMPUTER SOFTWARE-ENTERPRISE                                       5.25%
     5,190 Aspen Technology, Inc.*                                                  60,982
     2,450 Mercury Interactive Corp.*                                               86,668
     2,000 Peregrine Systems, Inc.*                                                 51,375
     5,050 SAGA Systems, Inc.*                                                      64,387
     1,300 Sapient Corp.*                                                           73,612
     8,800 TSI International Software Ltd.*                                        249,700
     2,000 VERITAS Software Corp.*                                                 189,875
                                                                              ------------
                                                                                   776,599
                                                                              ------------

ELECTRONIC-LASER SYSTEMS/COMPONENTS                                1.38%
     4,100 Cymer, Inc.*                                                            102,500
     1,600 Laser Vision Centers, Inc.*                                             100,800
                                                                              ------------
                                                                                   203,300
                                                                              ------------

ELECTRONIC-MISCELLANEOUS COMPONENTS                                1.24%
     4,000 Sawtek, Inc.*                                                           183,500
                                                                              ------------

                      BERGER IPT-SMALL COMPANY GROWTH FUND
                      SCHEDULE OF INVESTMENTS (UNAUDITED)
                                 JUNE 30, 1999

SHARES/UNITS
OR
 PRINCIPAL                                                  PERCENT OF
  AMOUNT                                                    NET ASSETS        MARKET VALUE
-----------                                               --------------      ------------
ELECTRONIC-SEMICONDUCTOR EQUIPMENT                                 4.92%
     3,850 DuPont Photomasks, Inc.*                                            $   184,318
     4,650 Etec Systems, Inc.*                                                     154,612
     3,800 PRI Automation, Inc.*                                                   137,750
     2,300 Teradyne, Inc.*                                                         165,025
     2,500 Veeco Instruments, Inc.*                                                 85,000
                                                                              ------------
                                                                                   726,705
                                                                              ------------

ELECTRONIC-SEMICONDUCTOR MANUFACTURING                             8.25%
     3,000 Applied Micro Circuits Corp.*                                           246,750
     3,500 Cree Research, Inc.*                                                    269,281
     2,200 GlobeSpan, Inc.*                                                         87,450
     5,200 MIPS Technologies, Inc.*                                                249,275
     5,100 MMC Networks, Inc.*                                                     228,225
     2,050 Vitesse Semiconductor Corp.*                                            138,246
                                                                              ------------
                                                                                 1,219,227
                                                                              ------------

ELECTRONIC PRODUCTS-MISCELLANEOUS                                  3.46%
     6,400 Powerwave Technologies, Inc.*                                           206,400
     2,600 Proxim, Inc.*                                                           150,800
     5,500 Universal Electronics, Inc.*                                            154,343
                                                                              ------------
                                                                                   511,543
                                                                              ------------

FINANCE-CONSUMER/COMMERCIAL LOANS                                  0.46%
     1,100 Safeguard Scientifics, Inc.*                                             68,200
                                                                              ------------

FINANCE-MORTGAGE & RELATED SERVICES                                0.66%
     6,750 Resource America, Inc.                                                   97,875
                                                                              ------------

FINANCE-SAVINGS & LOANS                                            0.55%
     3,000 Webster Financial Capital Corp.                                          81,375
                                                                              ------------

FINANCIAL SERVICES-MISCELLANEOUS                                   1.13%
     4,100 Metris Companies, Inc.*                                                 167,075
                                                                              ------------

INSURANCE-BROKERS                                                  0.75%
     4,100 Pre-Paid Legal Services, Inc.*                                          111,468
                                                                              ------------

INTERNET-E*COMMERCE                                                0.79%
        50 eBay, Inc.*                                                               7,550
     3,200 NextCard, Inc.*                                                         108,600
                                                                              ------------
                                                                                   116,150
                                                                              ------------

INTERNET-ISP/CONTENT                                               0.62%
       800 Rhythms NetConnections, Inc.*                                            46,700
       300 StarMedia Network, Inc.*                                                 19,237
       150 Yahoo!, Inc.*                                                            25,837
                                                                              ------------
                                                                                    91,774
                                                                              ------------

                      BERGER IPT-SMALL COMPANY GROWTH FUND
                      SCHEDULE OF INVESTMENTS (UNAUDITED)
                                 JUNE 30, 1999

SHARES/UNITS
OR
 PRINCIPAL                                                  PERCENT OF
  AMOUNT                                                    NET ASSETS        MARKET VALUE
-----------                                               --------------      ------------
INTERNET-NETWORK SECURITY/SOLUTIONS                                0.57%
       700 Exodus Communication, Inc.*                                         $    83,956
                                                                              ------------

INTERNET-SOFTWARE                                                  3.87%
     1,600 Ariba, Inc.*                                                            155,600
     1,600 CMGI, Inc.*                                                             182,500
     1,275 Phone.com, Inc.*                                                         71,400
     8,100 Spyglass, Inc.*                                                         163,012
                                                                              ------------
                                                                                   572,512
                                                                              ------------

MEDIA-RADIO/TELEVISION                                             6.21%
     1,850 Clear Channel Communications, Inc.*                                     127,534
     5,600 Cox Radio, Inc.*                                                        303,800
     3,350 Hispanic Broadcasting Corp.*                                            254,181
     1,400 Radio One, Inc.*                                                         65,100
     5,200 SBS Broadcasting SA*                                                    167,700
                                                                              ------------
                                                                                   918,315
                                                                              ------------

MEDICAL-BIOMEDICAL/GENETICS                                        3.64%
     6,100 Cephalon, Inc.*                                                         105,987
     3,000 IDEC Pharmaceuticals Corp.*                                             231,187
     2,960 MedImmune, Inc.*                                                        200,540
                                                                              ------------
                                                                                   537,714
                                                                              ------------

MEDICAL-ETHICAL DRUGS                                              2.21%
     3,950 Forest Laboratories, Inc.*                                              182,687
     3,650 Jones Pharma, Inc.                                                      143,718
                                                                              ------------
                                                                                   326,405
                                                                              ------------

MEDICAL-INSTRUMENTS                                                2.47%
     9,250 IDEXX Laboratories, Inc.*                                               215,640
     7,800 Ventana Medical Systems, Inc.*                                          149,175
                                                                              ------------
                                                                                   364,815
                                                                              ------------

MEDICAL-MEDICAL/DENTAL SERVICES                                    1.44%
     8,250 Renal Care Group, Inc.*                                                 213,468
                                                                              ------------

MEDICAL-WHOLESALE DRUG/SUNDRIES                                    0.98%
     4,200 Priority Healthcare Corp.*                                              144,900
                                                                              ------------

OIL & GAS-DRILLING                                                 0.72%
     3,400 Atwood Oceanics, Inc.*                                                  106,250
                                                                              ------------

OIL & GAS-FIELD SERVICES                                           2.40%
     4,100 BJ Services Co.*                                                        120,693
    11,900 Paradigm Geophysical Ltd.*                                               81,068
     8,350 Veritas DGC, Inc.*                                                      152,909
                                                                              ------------
                                                                                   354,670
                                                                              ------------

                      BERGER IPT-SMALL COMPANY GROWTH FUND
                      SCHEDULE OF INVESTMENTS (UNAUDITED)
                                 JUNE 30, 1999

SHARES/UNITS
OR
 PRINCIPAL                                                  PERCENT OF
  AMOUNT                                                    NET ASSETS        MARKET VALUE
-----------                                               --------------      ------------
OIL & GAS-MACHINERY/EQUIPMENT                                      0.53%
     7,100 Varco International, Inc.*                                          $    77,656
                                                                              ------------

OIL & GAS-U.S. EXPLORATION & PRODUCTION                            3.19%
     5,600 Basin Exploration, Inc.*                                                112,350
     5,650 Devon Energy Corp.                                                      201,987
     5,600 Noble Affiliates, Inc.                                                  157,850
                                                                              ------------
                                                                                   472,187
                                                                              ------------

POLLUTION CONTROL-SERVICES                                         2.31%
     5,100 Casella Waste Systems, Inc.*                                            132,600
    12,663 Tetra Tech, Inc.*                                                       208,931
                                                                              ------------
                                                                                   341,531
                                                                              ------------

RETAIL-APPAREL/SHOE                                                1.86%
     2,800 Payless ShoeSource, Inc.*                                               149,800
     4,900 The Men's Wearhouse, Inc.*                                              124,950
                                                                              ------------
                                                                                   274,750
                                                                              ------------

RETAIL-HOME FURNISHINGS                                            0.76%
     4,550 Rent-Way, Inc.*                                                         112,043
                                                                              ------------

RETAIL-MISCELLANEOUS DIVERSIFIED                                   1.39%
     6,700 Michaels Stores, Inc.*                                                  205,187
                                                                              ------------

RETAIL-SUPER/MINI-MARKETS                                          0.68%
     2,100 Whole Foods Market, Inc.*                                               100,931
                                                                              ------------

TELECOMMUNICATIONS-EQUIPMENT                                       3.21%
       200 Copper Mountain Networks, Inc.*                                          15,450
     2,850 Gilat Satellite Networks, Ltd.*                                         149,625
     1,500 Redback Networks, Inc.*                                                 188,343
     6,000 Research in Motion, Ltd.*                                               121,500
                                                                              ------------
                                                                                   474,918
                                                                              ------------

TELECOMMUNICATIONS-SERVICES                                        7.08%
     6,800 Destia Communications, Inc.*                                             84,150
     7,900 e.spire Communications, Inc.*                                            83,443
     8,150 Globalstar Telecommunications, Ltd.*                                    188,978
     4,600 ICG Communications, Inc.*                                                98,325
     2,700 Intermedia Communications, Inc.*                                         81,000
     3,200 Metromedia Fiber Network, Inc.*                                         115,000
     5,100 Viatel, Inc.*                                                           286,237
     2,200 Winstar Communications, Inc.*                                           107,271
                                                                              ------------
                                                                                 1,044,404
                                                                              ------------
TOTAL COMMON STOCK (COST $9,900,839)                                            12,749,785
                                                                              ------------

                      BERGER IPT-SMALL COMPANY GROWTH FUND
                      SCHEDULE OF INVESTMENTS (UNAUDITED)
                                 JUNE 30, 1999

SHARES/UNITS
OR
 PRINCIPAL                                                  PERCENT OF
  AMOUNT                                                    NET ASSETS        MARKET VALUE
-----------                                               --------------      ------------
U.S. GOVERNMENT AGENCY OBLIGATION                                  8.12%
$1,200,000 Federal Home Loan Mortgage Discount Note
           4.49%, 7/1/99                                                       $ 1,200,000
                                                                              ------------
TOTAL U.S. GOVERNMENT AGENCY OBLIGATION (COST $1,200,000)                        1,200,000
                                                                              ------------

REPURCHASE AGREEMENT                                               3.84%
$  568,000 State Street Repurchase Agreement, 4.70%,
           dated June 30, 1999, to be repurchased at
           $568,074 on July 1, 1999, collateralized
           by Federal Home Loan Bank Note,
           August 24, 2000, with a value of $580,225.                              568,000
                                                                              ------------
TOTAL REPURCHASE AGREEMENT (COST $568,000)                                         568,000
                                                                              ------------
TOTAL INVESTMENT (COST $11,668,839)                               98.22%        14,517,785
OTHER ASSETS, LESS LIABILITIES                                     1.78%           262,494
                                                                              ------------
NET ASSETS                                                       100.00%       $14,780,279
                                                                              ------------
                                                                              ------------

------------------------

ADR -- American Depositary Receipt.

PLC -- Public Limited Company.

*Non-income producing security.

                       See notes to financial statements.

BERGER/BIAM IPT-INTERNATIONAL FUND SEMI-ANNUAL

PORTFOLIO MANAGER'S COMMENTARY      BANK OF IRELAND ASSET MANAGEMENT (U.S.) LTD.

PERFORMANCE

    The Berger/BIAM IPT-International Fund (the "Fund") gained 6.24%(1) over the six-month period ended June 30, 1999, which bettered the 4.11% gain for the MSCI EAFE Index.(2) Several stocks in the Growth in Telecommunications theme were among the most significant contributors to this solid performance, particularly Vodafone in the first quarter and NTT DoCoMo in the second quarter. Mannesmann delivered strong returns in both quarters.

    Telecom stocks were driven higher primarily by explosive growth in worldwide mobile phone usage. Analysts have consistently underestimated the rate of this growth, and there is little reason to believe the rate will slow in the near future. The industry also benefited from rising fixed-line call volume, boosted by Internet traffic, and increasing merger and acquisition activity.

    Japanese companies in the Technological Innovation theme aided Fund performance this reporting period. Canon unveiled positive earnings news and announced an alliance with Toshiba to develop flat panel TV screens. Murata Manufacturing, despite a decline in profits, had a stronger than anticipated order book and forecast a profit increase over the next 12 months. Sony's stock received a boost following the company's announcement that it would refocus on its traditional electronics businesses.

    Other Japanese companies in a variety of themes also made positive contributions to Fund performance. This is not surprising given that Japan has been the best performer among the world's major equity markets since January 1, 1999.

    On the negative side, a number of stocks in the Healthcare Needs theme did not fare well, as many investors decided cyclical companies offered better value than traditional growth companies such as pharmaceuticals. Glaxo Wellcome suffered after reporting increased competition for some of its key drugs. Insurance companies also generally underperformed because of concerns about the impact of rising U.S. interest rates. Swiss Re, the world's second-largest reinsurer declined on belief that non-life reinsurance will suffer as the number of natural catastrophes increases.

PERIOD IN REVIEW

    European stock markets have been on a six-month roller-coaster ride. They got off to a flying start in January as investors came back into the market following the introduction of the new euro currency. But signs of deteriorating market conditions led the markets down in February. After a stronger March, the European Central Bank cut interest rates by one-half percent in April--twice the level expected. The markets performed well that month but were weaker in May. The unexpected neutral interest rate bias announced by the U.S. Federal Reserve Board sparked a June rally.

    Positive sentiment toward the Japanese market was revived in January as investors were encouraged by merger rumors in the banking sector and indications of plans to apply for additional public funding by a number of banks. After moving sideways in February, the market rose sharply in March, driven primarily by overseas buying. The rally continued in April but stalled in May following some trade friction with the U.S. and a drop in industrial production. After the announcement of first-quarter GDP growth of 1.9%, the Japanese market took off again. International investors, particularly Americans, continued to build their weightings in Japanese companies, fueling the positive sentiment.

    Other Asian markets began to show signs of recovery in March and enjoyed an explosive rally in April. Throughout the region, a pickup in industrial production and imports was hailed as a signal of the end of economic crisis. Asian markets continued strong in June, aided by falling interest rates and positive investor sentiment. Economies across Asia are looking better, and recovery from the bottom is definitely evident.

LOOKING AHEAD

    Much investor focus has been on whether the cyclical stock rally is long-term or temporary. We continue to look for companies capable of above-average earnings growth on a company-by-company basis rather than across-the-board sector allocations. We remain extremely cautious about investing in Southeast Asia, even though the acute crisis appears to be over. Although Japanese figures have been strong, we believe Japan is a stock-picker's market because not all companies will deliver on the promises they are making to investors. In Europe, the new euro currency received negative press following its steady decline against the U.S. dollar and other major currencies. The euro is acting as a catalyst for change, however, and is increasing competition across Europe. We will continue to seek companies at the forefront of this change that can significantly grow their earnings in the single-currency environment. We believe telecommunications, pharmaceutical and financial service companies are most likely to benefit from the single currency and have positioned the portfolio accordingly.

------------------------

(1) Performance figures are based on historical results and are not intended to be indicative of future performance. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

(2) The Morgan Stanley Capital International EAFE Index represents major overseas stock markets. It is an unmanaged index, with dividends reinvested. One cannot invest directly in an index.

              COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT
                     IN BERGER/BIAM IPT-INTERNATIONAL FUND
                       VS. EAFE AND COST OF LIVING INDEX

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                       INITIAL INVESTMENT $10,000
                            VALUE OF SHARES
                   BERGER/BIAM IPT-INTERNATIONAL FUND
                      AVERAGE ANNUAL TOTAL RETURN
                          AS OF JUNE 30, 1999
1-Year                                                                                       6.24%
Since Inception (5/1/97)                                                                     9.09%
                                                                                  BERGER/BIAM IPT-                 COST OF LIVING
                                                                                INTERNATIONAL FUND       EAFE               INDEX
5/1/97                                                                                     $10,000    $10,000             $10,000
6/30/97                                                                                    $10,170    $11,238             $10,006
9/30/97                                                                                    $10,300    $11,159             $10,062
12/31/97                                                                                    $9,790    $10,285             $10,069
3/31/98                                                                                    $11,100    $11,798             $10,125
6/30/98                                                                                    $11,370    $11,923             $10,175
9/30/98                                                                                     $9,490    $10,229             $10,212
12/31/98                                                                                   $11,369    $12,342             $10,231
3/31/99                                                                                    $11,694    $12,514             $10,300
6/30/99                                                                                    $12,079    $12,908             $10,375
PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

                       BERGER/BIAM IPT-INTERNATIONAL FUND
                      SCHEDULE OF INVESTMENTS (UNAUDITED)
                                 JUNE 30, 1999

  COUNTRY/SHARES                                PERCENT OF
 PRINCIPLE AMOUNT            COMPANY            NET ASSETS                       INDUSTRY                        MARKET VALUE
-------------------         ------------      ------------  --------------------------------------------------  --------------

       COMMON STOCK                                 97.89%

     AUSTRALIA                                       5.22%
            325       Brambles Industries, Ltd.             Business & Industrial Services                          $    8,546
          4,850       National Australia Bank, Ltd.         Commercial Banks & Other Banks                              80,115
         11,936       News Corp., Ltd.                      Media                                                      101,659
         10,090       Telstra Corp., Ltd.                   Utilities                                                   57,715
          4,962       Westpac Banking Corp., Ltd.           Commercial Banks & Other Banks                              32,130
                                                                                                                --------------
                                                                                                                       280,165
                                                                                                                --------------

       DENMARK                                       0.59%
            650       Tele Danmark A.S.                     Utilities                                                   31,883
                                                                                                                --------------

      FRANCE                                         8.80%
            457       Alcatel Alsthom*                      Computer/Commercial/Office Equipment                        64,279
            850       AXA-UAP*                              Insurance - Multi/Property/Casualty                        103,616
            755       Michelin Class B                      Automobile Components                                       30,862
            780       Total S.A. Class B                    Oil                                                        100,549
          2,137       Vivendi                               Diversified Holding Companies                              172,972
                                                                                                                --------------
                                                                                                                       472,278
                                                                                                                --------------

       GERMANY                                       9.81%
             79       Bayerische Motoren Werke (BMW)        Automobiles                                                 54,297
            880       Bayerische Vereinsbank A.G.           Commercial Banks & Other Banks                              57,128
          1,845       Hoechst A.G.                          Chemicals                                                   83,461
          1,575       Mannesmann A.G.                       Machinery & Engineering Services                           234,842
          1,170       Veba A.G.                             Diversified Industrials                                     68,720
             60       Viag A.G.                             Utilities                                                   28,316
                                                                                                                --------------
                                                                                                                       526,764
                                                                                                                --------------

       HONG KONG                                     0.54%
            800       HSBC Holdings PLC*+                   Commercial Banks & Other Banks                              29,180
                                                                                                                --------------

     ITALY                                           2.84%
          5,390       ENI S.p.A.                            Oil                                                         32,158
         11,595       Telecom Italia S.p.A.                 Utilities                                                  120,436
                                                                                                                --------------
                                                                                                                       152,594
                                                                                                                --------------

      JAPAN                                         14.32%
          4,000       Canon, Inc.+                          Computer/Commercial/Office Equipment                       114,960
          1,000       Fuji Photo Film Co.+                  Photo Equipment & Supplies                                  37,824
          1,000       Honda Motor Co., Ltd.                 Automobiles                                                 42,366
          2,000       Kao Corp.                             Food & Grocery Products                                     56,158
            100       Keyence Corp.                         Electronics & Instruments                                   17,491
          1,000       Murata Manufacturing Co., Ltd.        Electronics & Instruments                                   65,738
            100       NTT Mobile Communication Network,
                      Inc.+                                 Utilities                                                  135,442
          2,000       Shiseido Co., Ltd.                    Health & Personal Care                                      29,962
          1,200       Sony Corp.+                           Household Durables & Appliances                            129,330

                       BERGER/BIAM IPT-INTERNATIONAL FUND
                      SCHEDULE OF INVESTMENTS (UNAUDITED)
                                 JUNE 30, 1999

  COUNTRY/SHARES                                PERCENT OF
 PRINCIPLE AMOUNT            COMPANY            NET ASSETS                       INDUSTRY                        MARKET VALUE
-------------------         ------------      ------------  --------------------------------------------------  --------------
          3,000       Takeda Chemical Industries+           Health & Personal Care                                  $  138,993
                                                                                                                --------------
                                                                                                                       768,264
                                                                                                                --------------

     NETHERLANDS                                     9.10%
          2,145       ABN AMRO Holdings N.V.                Commercial Banks & Other Banks                              46,416
          1,750       Elsevier N.V.                         Media                                                       20,286
          3,235       ING Groep N.V.                        Insurance - Multi/Property/Casualty                        175,009
          2,190       Koninklijke Ahold N.V.                Retail Trade                                                75,373
          1,515       Koninklijke KPN N.V.                  Utilities                                                   71,031
          1,105       Royal Dutch Petroleum Co. N.V.        Oil                                                         64,675
          1,490       TNT Post Group N.V.                   Utilities                                                   35,543
                                                                                                                --------------
                                                                                                                       488,333
                                                                                                                --------------

      NEW ZEALAND                                    0.17%
          2,178       Telecom Corp. of New Zealand          Utilities                                                    9,333
                                                                                                                --------------

     PORTUGAL                                        0.39%
          1,155       Electricidade de Portugal S.A.        Utilities                                                   20,780
                                                                                                                --------------

      SINGAPORE                                      1.76%
          4,950       Development Bank of Singapore, Ltd.*  Commercial Banks & Other Banks                              60,468
          2,000       Singapore Press Holdings, Ltd.        Media                                                       34,063
                                                                                                                --------------
                                                                                                                        94,531
                                                                                                                --------------

      SOUTH KOREA                                    0.45%
            600       Korea Telecom Corp.                   Utilities                                                   24,000
                                                                                                                --------------

      SPAIN                                          2.47%
          6,994       Banco Santander S.A.                  Commercial Banks & Other Banks                              72,790
          1,245       Telefonica S.A.                       Utilities                                                   59,926
                                                                                                                --------------
                                                                                                                       132,716
                                                                                                                --------------

      SWEDEN                                         0.30%
            500       Telefonaktiebolaget LM Ericsson       Utilities                                                   16,047
                                                                                                                --------------

     SWITZERLAND                                    10.43%
             46       Alusuisse Lonza Group A.G.            Fabricated Metal Products                                   53,566
             62       Nestle S.A.                           Food & Grocery Products                                    111,604
             68       Novartis A.G.                         Health & Personal Care                                      99,199
              9       Roche Holding A.G.                    Health & Personal Care                                      92,426
             55       Schweizerische Rueckversicherungs     Insurance - Multi/Property/Casualty                        104,623
            330       Union Bank of Switzerland A.G.        Commercial Banks & Other Banks                              98,403
                                                                                                                --------------
                                                                                                                       559,821
                                                                                                                --------------

      THAILAND                                       0.30%
          4,300       Bangkok Bank PLC+                     Commercial Banks & Other Banks                              16,072
                                                                                                                --------------

                       BERGER/BIAM IPT-INTERNATIONAL FUND
                      SCHEDULE OF INVESTMENTS (UNAUDITED)
                                 JUNE 30, 1999

  COUNTRY/SHARES                                PERCENT OF
 PRINCIPLE AMOUNT            COMPANY            NET ASSETS                       INDUSTRY                        MARKET VALUE
-------------------         ------------      ------------  --------------------------------------------------  --------------
      UNITED KINGDOM                                30.40%
          7,675       Allied Zurich PLC                     Insurance - Life & Agents/Brokers                       $   96,488
          2,155       AstraZeneca Group PLC                 Health & Personal Care                                      83,365
          4,325       Barclays Bank PLC*                    Commercial Banks & Other Banks                             125,858
          7,425       British American Tobacco PLC          Beverage Industry/Tobacco Manufacturing                     69,818
          6,670       Cable & Wireless PLC                  Utilities                                                   85,010
          8,060       Cadbury Schweppes PLC                 Beverage Industry/Tobacco Manufacturing                     51,331
          8,170       Diageo Ordinary PLC                   Beverage Industry/Tobacco Manufacturing                     85,324
          2,708       EMI Group Ordinary Class B*           Media                                                       21,728
          4,225       Glaxo Wellcome PLC                    Health & Personal Care                                     117,420
          5,680       Granada Group PLC                     Entertainment/Leisure/Toys                                 105,388
          9,010       Hilton Group PLC                      Entertainment/Leisure/Toys                                  35,721
         14,430       Invensys PLC                          Machinery & Engineering Services                            68,299
          3,082       Kingfisher PLC                        Retail Trade                                                35,466
          7,620       Lloyds TSB Group PLC                  Commercial Banks & Other Banks                             103,304
          1,056       National Power PLC                    Utilities                                                    7,690
          2,620       National Westminster Bank PLC*        Commercial Banks & Other Banks                              55,550
          1,275       Pearson PLC                           Media                                                       25,907
          8,975       Prudential Corp., PLC                 Insurance - Life & Agents/Brokers                          132,144
          1,010       Railtrack Group PLC                   Road & Rail                                                 20,650
         14,550       Shell Transport & Trading Co. PLC     Oil                                                        109,120
            750       TI Group PLC                          Machinery & Engineering Services                             5,024
          9,185       Vodafone Group PLC                    Utilities                                                  180,990
          1,103       WPP Group PLC                         Media                                                        9,371
                                                                                                                --------------
                                                                                                                     1,630,966
                                                                                                                --------------
TOTAL COMMON STOCK (COST $4,353,556)                                                                                 5,253,727
                                                                                                                --------------

      REPURCHASE AGREEMENT                           1.21%
      $  65,000       State Street Repurchase Agreement, 4.70%, dated June 30, 1999, to be repurchased at
                      $65,008 on July 1, 1999, collateralized by Federal National Mortgage Association Note,
                      November 15, 2028, with a value of $69,750.                                                       65,000
                                                                                                                --------------
TOTAL REPURCHASE AGREEMENT (COST $65,000)                                                                               65,000
                                                                                                                --------------
  TOTAL INVESTMENTS (COST $4,418,556)               99.10%                                                           5,318,727
OTHER ASSETS, LESS LIABILITIES                       0.90%                                                              48,485
                                                                                                                --------------
     NET ASSETS                                    100.00%                                                          $5,367,212
                                                                                                                --------------
                                                                                                                --------------

------------------------

* Non-income producing security.

+ Security is designated as collateral for forward foreign currency contracts.

PLC -- Public Limited Company.

                       See notes to financial statements.

                       BERGER/BIAM IPT-INTERNATIONAL FUND
                      SCHEDULE OF INVESTMENTS (UNAUDITED)
                                 JUNE 30, 1999

The table below indicates the Berger/BIAM IPT-International's outstanding forward currency contracts at June 30, 1999.

                                                                             UNREALIZED
                                    CONTRACT     MATURITY      VALUE ON     APPRECIATION
                 CURRENCY            AMOUNT        DATE      JUNE 30, 1999  (DEPRECIATION)
           ---------------------  ------------  -----------  -------------  -------------
Buy        Japanese Yen              1,952,000   7/2/1999     $    16,044     $      81
Buy        Japanese Yen              6,066,000   7/2/1999          49,817           292
Sell       Japanese Yen              8,018,000   7/2/1999          67,708         1,475
Sell       Hong Kong Dollar            103,100   7/2/1999          13,288            (1)
Sell       Thai Bat Dollar               6,000   7/2/1999             163            (1)
Sell       Japanese Yen             12,741,000   7/21/1999        108,712         3,233
Sell       Japanese Yen              7,460,000   8/18/1999         61,755          (241)
Sell       Japanese Yen              7,010,000   8/24/1999         56,955        (1,353)
Sell       Japanese Yen              5,199,000   8/31/1999         43,188          (102)
Sell       Japanese Yen              5,387,000   9/9/1999          44,880           (38)
Sell       Japanese Yen             10,188,000   9/16/1999         87,014         1,972
                                                             -------------  -------------
                                                              $   549,524     $   5,317
                                                             -------------  -------------
                                                             -------------  -------------

                       See notes to financial statements.

                      STATEMENTS OF ASSETS AND LIABILITIES

                                 JUNE 30, 1999
                                  (UNAUDITED)

                                                                                       BERGER       BERGER IPT-      BERGER/BIAM
                                                                         BERGER     IPT-GROWTH &   SMALL COMPANY   IPT-INTERNATIONAL
                                                                      IPT-100 FUND   INCOME FUND    GROWTH FUND          FUND
                                                                      ------------  -------------  --------------  ----------------
ASSETS
  Investments, at cost..............................................  $  4,301,557  $  12,710,344   $ 11,668,839    $    4,418,556
                                                                      ------------  -------------  --------------  ----------------
  Investments, at value.............................................  $  5,044,944  $  15,541,951   $ 14,517,785    $    5,318,727
  Cash..............................................................           152            215            537               863
  Foreign Cash (Cost-IPT-International $70,493).....................            --             --             --            69,806
  Receivables
    Investment securities sold......................................            --        107,951        409,904            16,517
    Fund shares sold................................................         7,198         24,456      1,381,428             2,344
    Dividends.......................................................         2,315          8,104            114            16,772
    Interest........................................................            28          3,372             74                 8
  Forward currency contracts........................................            --             --             --             5,317
  Due from Investment Advisor.......................................         4,189          1,836          4,242             5,721
                                                                      ------------  -------------  --------------  ----------------
TOTAL ASSETS........................................................     5,058,826     15,687,885     16,314,084         5,436,075
                                                                      ------------  -------------  --------------  ----------------

LIABILITIES
  Payables
    Investment securities purchased.................................       101,630        604,760      1,514,726             2,896
    Fund shares redeemed............................................           327         44,173            247            40,894
  Accrued investment advisory fees..................................         2,892          8,280          8,507             4,059
  Accrued custodian and accounting fees.............................         4,724          6,169          5,013            13,583
  Accrued transfer agent fees.......................................         1,571          1,196          1,795             2,152
  Accrued audit fees................................................         3,387          3,387          3,194             4,730
  Accrued administrative service fees...............................            38            110             95                45
  Accrued shareholder reports.......................................           212             78            228               504
                                                                      ------------  -------------  --------------  ----------------
TOTAL LIABILITIES...................................................       114,781        668,153      1,533,805            68,863
                                                                      ------------  -------------  --------------  ----------------
NET ASSETS APPLICABLE TO SHARES OUTSTANDING.........................  $  4,944,045  $  15,019,732   $ 14,780,279    $    5,367,212
                                                                      ------------  -------------  --------------  ----------------
                                                                      ------------  -------------  --------------  ----------------
CAPITAL SHARES
  Authorized (Par Value $0.01)......................................     Unlimited      Unlimited      Unlimited         Unlimited
                                                                      ------------  -------------  --------------  ----------------
                                                                      ------------  -------------  --------------  ----------------
  Shares Outstanding................................................       348,088        763,059      1,040,436           450,832
                                                                      ------------  -------------  --------------  ----------------
                                                                      ------------  -------------  --------------  ----------------
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE............  $      14.20  $       19.68   $      14.21    $        11.91
                                                                      ------------  -------------  --------------  ----------------
                                                                      ------------  -------------  --------------  ----------------

                       See notes to financial statements.

                            STATEMENTS OF OPERATIONS

                     FOR THE SIX MONTHS ENDED JUNE 30, 1999
                                  (UNAUDITED)

                                                                          BERGER       BERGER       BERGER IPT-      BERGER/BIAM
                                                                         IPT-100    IPT-GROWTH &   SMALL COMPANY   IPT-INTERNATIONAL
                                                                           FUND      INCOME FUND    GROWTH FUND          FUND
                                                                        ----------  -------------  --------------  ----------------
INVESTMENT INCOME
  INCOME
    Dividends.........................................................  $   12,197   $    47,474    $      1,690     $     62,889
    Interest..........................................................      16,002        25,789          26,289            3,997
    Foreign tax withholding...........................................          --            --              --           (9,276)
                                                                        ----------  -------------  --------------        --------
      Total Income....................................................      28,199        73,263          27,979           57,610
                                                                        ----------  -------------  --------------        --------
  EXPENSES
    Investment advisory fees..........................................      15,894        42,275          43,542           24,943
    Administrative service fees.......................................         211           564             484              277
    Accounting fees...................................................       7,542         7,542           7,542            7,811
    Custody fees......................................................       9,296         4,448          16,615           18,071
    Transfer agent fees...............................................       5,218         4,275           6,077            5,010
    Audit fees........................................................       4,612         4,612           5,419            7,005
    Legal fees........................................................       3,535         3,878           4,157            3,610
    Trustees' fees....................................................         224           598             529              288
    Reports to shareholders...........................................       7,958         7,946          12,218           13,039
    Other fees........................................................         174           463             399              251
                                                                        ----------  -------------  --------------        --------
      GROSS EXPENSES..................................................      54,664        76,601          96,982           80,305
                                                                        ----------  -------------  --------------        --------
    Less fees waived and expenses reimbursed by advisor...............     (33,506)      (20,244)        (41,333)         (47,341)
    Less fees paid indirectly.........................................        (385)         (266)             --               --
    Less earnings credits.............................................         (96)         (736)           (167)            (207)
                                                                        ----------  -------------  --------------        --------
    Net Expenses......................................................      20,677        55,355          55,482           32,757
                                                                        ----------  -------------  --------------        --------
      NET INVESTMENT INCOME (LOSS)....................................       7,522        17,908         (27,503)          24,853
                                                                        ----------  -------------  --------------        --------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN
 CURRENCY TRANSACTIONS
    Net realized gain (loss) on securities and foreign currency
      transactions....................................................     237,872       907,797         442,016             (607)
    Net change in unrealized appreciation (depreciation) on securities
      and foreign currency transactions...............................     171,286       975,827       1,259,692          317,035
                                                                        ----------  -------------  --------------        --------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN
 CURRENCY TRANSACTIONS................................................     409,158     1,883,624       1,701,708          316,428
                                                                        ----------  -------------  --------------        --------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS.......  $  416,680   $ 1,901,532    $  1,674,205     $    341,281
                                                                        ----------  -------------  --------------        --------
                                                                        ----------  -------------  --------------        --------

                       See notes to financial statements.

                      STATEMENTS OF CHANGES IN NET ASSETS

                                                                        BERGER IPT-GROWTH & INCOME
                                              BERGER IPT-100 FUND                  FUND
                                          ---------------------------   --------------------------
                                           SIX MONTHS                    SIX MONTHS
                                           ENDED JUNE     YEAR ENDED     ENDED JUNE    YEAR ENDED
                                            30, 1999       DECEMBER       30, 1999      DECEMBER
                                           (UNAUDITED)     31, 1998     (UNAUDITED)     31, 1998
                                          -------------   -----------   ------------   -----------
FROM OPERATIONS
  Net investment income (loss)..........   $    7,522     $    7,213    $    17,908    $   58,137
  Net realized gain (loss) on securities
    and foreign currency transactions...      237,872       (199,333)       907,797      (546,982)
  Net change in unrealized appreciation
    (depreciation) on securities and
    foreign currency transactions.......      171,286        567,945        975,827     1,742,890
                                          -------------   -----------   ------------   -----------
Net Increase (Decrease) in Net Assets
 Resulting from Operations..............      416,680        375,825      1,901,532     1,254,045
                                          -------------   -----------   ------------   -----------

FROM DIVIDENDS AND DISTRIBUTIONS TO
 SHAREHOLDERS
  Net investment income.................           --         (6,568)            --       (59,415)
  In excess of net investment income....           --             --             --          (218)
  In excess of net realized gains on
    investments.........................           --         (1,714)            --            --
                                          -------------   -----------   ------------   -----------
Net Decrease in Net Assets from
 Dividends and Distributions to
 Shareholders...........................           --         (8,282)            --       (59,633)
                                          -------------   -----------   ------------   -----------

FROM FUND SHARE TRANSACTIONS
Proceeds from shares sold...............    1,425,444      3,139,142      4,639,639     7,293,615
Net asset value of shares issued in
 reinvestment of dividends and
 distributions..........................           --          8,282             --        59,633
Payments for shares redeemed............     (608,188)    (1,038,750)      (605,461)     (964,756)
                                          -------------   -----------   ------------   -----------
Net Increase (Decrease) in Net Assets
 Derived from Fund Share Transactions...      817,256      2,108,674      4,034,178     6,388,492
                                          -------------   -----------   ------------   -----------
Net Increase (Decrease) in Net Assets...    1,233,936      2,476,217      5,935,710     7,582,904

NET ASSETS
Beginning of period.....................    3,710,109      1,233,892      9,084,022     1,501,118
                                          -------------   -----------   ------------   -----------
End of period...........................   $4,944,045     $3,710,109    $15,019,732    $9,084,022
                                          -------------   -----------   ------------   -----------
                                          -------------   -----------   ------------   -----------

COMPONENTS OF NET ASSETS
Capital (par value and paid in
 surplus)...............................   $4,155,683     $3,338,427    $11,810,220    $7,776,042
Undistributed net investment income
 (loss).................................        8,441            919         17,908            --
Undistributed net realized gain (loss)
 from investments.......................       36,534       (201,338)       359,997      (547,800)
Net unrealized appreciation
 (depreciation) of securities and
 foreign currency transactions..........      743,387        572,101      2,831,607     1,855,780
                                          -------------   -----------   ------------   -----------
  Total.................................   $4,944,045     $3,710,109    $15,019,732    $9,084,022
                                          -------------   -----------   ------------   -----------
                                          -------------   -----------   ------------   -----------

TRANSACTIONS IN FUND SHARES
Shares sold.............................      105,347        260,915        250,094       496,555
Shares issued to shareholders in
 reinvestment of dividends and
 distributions..........................           --            664             --         3,627
Shares repurchased......................      (45,084)       (84,839)       (33,281)      (66,025)
                                          -------------   -----------   ------------   -----------
Net Increase (Decrease) in Shares.......       60,263        176,740        216,813       434,157
                                          -------------   -----------   ------------   -----------
Shares outstanding, beginning of
 period.................................      287,825        111,085        546,246       112,089
Shares outstanding, end of period.......      348,088        287,825        763,059       546,246
                                          -------------   -----------   ------------   -----------
                                          -------------   -----------   ------------   -----------

                       See notes to financial statements.

                      STATEMENTS OF CHANGES IN NET ASSETS

                                            BERGER IPT-SMALL COMPANY             BERGER/BIAM
                                                  GROWTH FUND              IPT-INTERNATIONAL FUND
                                          ----------------------------   ---------------------------
                                           SIX MONTHS                     SIX MONTHS
                                           ENDED JUNE     YEAR ENDED      ENDED JUNE     YEAR ENDED
                                            30, 1999     DECEMBER 31,      30, 1999       DECEMBER
                                          (UNAUDITED)        1998         (UNAUDITED)     31, 1998
                                          ------------   -------------   -------------   -----------
FROM OPERATIONS
  Net investment income (loss)..........  $   (27,503)   $     (6,382)    $   24,853     $  110,394
  Net realized gain (loss) on securities
    and foreign currency transactions...      442,016      (1,141,963)          (607)      (229,058)
  Net change in unrealized appreciation
    (depreciation) on securities and
    foreign currency transactions.......    1,259,692       1,414,843        317,035        645,925
                                          ------------   -------------   -------------   -----------
Net Increase (Decrease) in Net Assets
 Resulting from Operations..............    1,674,205         266,498        341,281        527,261
                                          ------------   -------------   -------------   -----------

FROM DIVIDENDS AND DISTRIBUTIONS TO
 SHAREHOLDERS
Net investment income...................           --              --             --        (66,063)
In excess of net investment income......           --          (3,942)            --             --
In excess of net realized gains on
 investments............................           --              --             --         (8,494)
                                          ------------   -------------   -------------   -----------
Net Decrease in Net Assets from
 Dividends and Distributions to
 Shareholders...........................           --          (3,942)            --        (74,557)
                                          ------------   -------------   -------------   -----------

FROM FUND SHARE TRANSACTIONS
Proceeds from shares sold...............   13,182,794      17,333,156        982,093      2,511,975
Net asset value of shares issued in
 reinvestment of dividends and
 distributions..........................           --           3,921             --         69,387
Payments for shares redeemed............   (9,935,023)    (10,460,889)    (1,386,238)      (309,821)
                                          ------------   -------------   -------------   -----------
Net Increase (Decrease) in Net Assets
 Derived from Fund Share Transactions...    3,247,771       6,876,188       (404,145)     2,271,541
                                          ------------   -------------   -------------   -----------
Net Increase (Decrease) in Net Assets...    4,921,976       7,138,744        (62,864)     2,724,245

NET ASSETS
Beginning of period.....................    9,858,303       2,719,559      5,430,076      2,705,831
                                          ------------   -------------   -------------   -----------
End of period...........................  $14,780,279    $  9,858,303     $5,367,212     $5,430,076
                                          ------------   -------------   -------------   -----------
                                          ------------   -------------   -------------   -----------

COMPONENTS OF NET ASSETS
Capital (par value and paid in
 surplus)...............................  $12,758,543    $  9,510,772     $4,614,694     $5,018,839
Undistributed net investment income
 (loss).................................      (27,503)             --         67,981         43,128
Undistributed net realized gain (loss)
 from investments.......................     (799,707)     (1,241,723)      (219,596)      (218,989)
Net unrealized appreciation
 (depreciation) of securities and
 foreign currency transactions..........    2,848,946       1,589,254        904,133        587,098
                                          ------------   -------------   -------------   -----------
  Total.................................  $14,780,279    $  9,858,303     $5,367,212     $5,430,076
                                          ------------   -------------   -------------   -----------
                                          ------------   -------------   -------------   -----------

TRANSACTIONS IN FUND SHARES
Shares sold.............................    1,029,067       1,480,619         84,710        231,445
Shares issued to shareholders in
 reinvestment of dividends and
 distributions..........................           --             331             --          6,229
Shares repurchased......................     (791,124)       (903,929)      (118,349)       (29,584)
                                          ------------   -------------   -------------   -----------
Net Increase (Decrease) in Shares.......      237,943         577,021        (33,639)       208,090
Shares outstanding, beginning of
 period.................................      802,493         225,472        484,471        276,381
                                          ------------   -------------   -------------   -----------
Shares outstanding, end of period.......    1,040,436         802,493        450,832        484,471
                                          ------------   -------------   -------------   -----------
                                          ------------   -------------   -------------   -----------

                       See notes to financial statements.

                      BERGER INSTITUTIONAL PRODUCTS TRUST

                         NOTES TO FINANCIAL STATEMENTS

                           JUNE 30, 1999 (UNAUDITED)

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

ORGANIZATION

    Berger Institutional Products Trust (the "Trust"), a Delaware business trust, was established on October 17, 1995 as a diversified open-end management investment company. The Trust is authorized to issue an unlimited number of shares of beneficial interest in series or portfolios. Currently, the series comprising Berger IPT-100 Fund ("IPT-100"), Berger IPT-Growth and Income Fund ("IPT-G&I"), Berger IPT-Small Company Growth Fund ("IPT-SCG") and Berger/BIAM IPT-International Fund ("IPT-International"), (individually the "Fund" and collectively the "Funds") are the only portfolios established under the Trust, although others may be added in the future. The Funds commenced investment operations on May 1, 1996, except for IPT-International which commenced investment operations on May 1, 1997.

    The Trust is registered under the Investment Company Act of 1940 and its shares are registered under the Securities Act of 1933 (the "Acts"). Shares of each Fund are fully paid and non-assessable when issued. All shares issued by a particular Fund participate equally in dividends and other distributions by that Fund. The Trust's shares are not offered directly to the public, but are sold exclusively to insurance companies ("Participating Insurance Companies") as a pooled funding vehicle for variable annuity and variable life insurance contracts issued by separate accounts of Participating Insurance Companies and to qualified plans. All costs incurred in organizing the Trust were paid by Berger Associates, Inc. ("Berger"), the investment advisor to IPT-100, IPT-G&I and IPT-SCG and by BBOI Worldwide LLC ("BBOI"), the investment advisor to IPT-International.

    At June 30, 1999, Berger, directly or indirectly, owned 6% and 45% of the outstanding shares of IPT-100 and IPT-International, respectively.

SIGNIFICANT ACCOUNTING POLICIES

    The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements. The policies are in conformity with generally accepted accounting principles.

INVESTMENT VALUATION

    Securities are valued at the close of the regular trading session of the New York Stock Exchange (the "Exchange") on each day that the Exchange is open. Securities listed on national exchanges, the NASDAQ Stock Market and foreign exchanges are valued at the last sale price on such markets, or, if no last sale price is available, they are valued using the mean between their current bid and asked prices. Securities traded in the over-the-counter market are valued at the mean between their current bid and asked prices. Short-term obligations maturing within sixty days are valued at amortized cost, which approximates market value. Securities for which quotations are not readily available are valued at fair values determined in good faith pursuant to consistently applied procedures established by the trustees of the Funds.

    Generally, trading in foreign securities markets is substantially completed each day at various times prior to the close of the Exchange. The values of foreign securities used in computing the net asset value of the shares in the Funds are determined as of the earlier of such market close or the closing time of the Exchange. Occasionally, events affecting the value of such securities may occur between the times at which they are determined and the close of the Exchange, or when the foreign market on which such securities trade is closed but the Exchange is open, which will not be reflected in the computation of net asset value. If during such periods, events occur which materially affect the value of such securities, the securities will be valued at their fair market value as determined in good faith pursuant to consistently applied procedures established by the trustees.

FORWARD CONTRACTS AND OPTIONS

    Each Fund may hold certain types of forward foreign currency contracts and/or options (except for IPT-International, which may only hold forward foreign currency exchange contracts) for the purpose of hedging each portfolio against exposure to market fluctuations. The use of such instruments may involve certain risks as a result of unanticipated movements in the market. A lack of correlation between the value of such instruments and the assets being hedged, or unexpected adverse price movements, could render a Fund's hedging strategy unsuccessful. In addition, there can be no

                      BERGER INSTITUTIONAL PRODUCTS TRUST

                           JUNE 30, 1999 (UNAUDITED)

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED) assurance that a liquid secondary market will exist for the instrument. Realized gains or losses on these securities are included in Net Realized Gain (Loss) on Investments and Foreign Currency Transactions in the Statement of Operations.

CONCENTRATION OF RISK

    The Fund may have elements of risk due to concentrated investments in specific industries or foreign issuers located in a specific country. Such concentrations may subject the Fund to additional risks resulting from future political or economic conditions and/or possible impositions of adverse foreign governmental laws or currency exchange restrictions. Net realized and unrealized gain or loss from investment securities includes fluctuations from currency exchange rates and fluctuations in market value.

CALCULATION OF NET ASSET VALUE

    Each Fund's per share calculation of net asset value is determined by dividing the total value of its assets, less liabilities, by the total number of shares outstanding.

FEDERAL INCOME TAX STATUS

    It is the Funds' policy to comply with the requirements of the Internal Revenue Code ("Code") applicable to regulated investment companies and to distribute all of their taxable income to shareholders. Therefore, no income tax provision is required.

FOREIGN CURRENCY TRANSLATION

    Assets and liabilities initially expressed in terms of foreign currencies are translated into U.S. dollars at the prevailing market rates as quoted by one or more banks or dealers on the date of valuation. The cost of securities is translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

INVESTMENT TRANSACTIONS AND INVESTMENT INCOME

    Investment transactions are accounted for on the date investments are purchased or sold. Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Interest income is recorded on the accrual basis and includes amortization of discounts and premiums. Gains and losses are computed on the identified cost basis for both financial statement and federal income tax purposes for all securities.

COMMON EXPENSES

    Certain expenses, which are not directly allocable to a specific fund of the Trust, are allocated to the Funds on the basis of relative net assets.

USE OF ESTIMATES

    The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

2. AGREEMENTS

    Berger serves as the investment advisor to IPT-100, IPT-G&I and IPT-SCG and BBOI serves as the investment advisor to IPT-International. Berger and Bank of Ireland Asset Management (U.S.) Limited ("BIAM") each own 50% of BBOI. BBOI has delegated the day-to-day portfolio management of IPT-International to BIAM. As compensation for their

                      BERGER INSTITUTIONAL PRODUCTS TRUST

                           JUNE 30, 1999 (UNAUDITED)

2. AGREEMENTS (CONTINUED)
services to the Funds, Berger and BBOI receive an investment advisory fee, which is accrued daily at the applicable rate and paid monthly. The fees are based on an annual rate of each Fund's average daily net assets as follows: IPT-100 and IPT-G&I at .75%; IPT-SCG and IPT-International at .90%. As sub-advisor to IPT-International, BIAM receives a sub-advisory fee from BBOI at an annual rate of .40% of the average daily net assets of the Fund. Such sub-advisory fees have been voluntarily waived by BIAM for the period from May 1, 1997 to October 15, 2000. Additionally, Berger and BBOI have agreed to waive their advisory fees and reimburse expenses to the Funds to the extent that normal operating expenses in any fiscal year (including the advisory fee but excluding brokerage commissions, interest, taxes and extraordinary expenses) exceed 1.00% of the average daily net assets of both IPT-100 and IPT-G&I, 1.15% of the average daily net assets of IPT-SCG and 1.20% of the average daily net assets of IPT-International.

    IPT-100, IPT-G&I and IPT-SCG have entered into administrative services agreements with Berger. The administrative services agreements provide for a fee at the annual rate of .01% of the average daily net assets of each Fund. Such fee is accrued daily and paid monthly. IPT-International has entered into an administrative services agreement with BBOI. The administrative services agreement provides for a fee at an annual rate of .01% of the average daily net assets of the Fund accrued daily and paid monthly. BBOI has delegated the day-to-day administrative duties to Berger. Berger receives a sub-administration fee from BBOI at an annual rate of .20% of the average daily net assets of IPT-International. Berger has voluntarily waived such sub-administration fee for the period from May 1, 1997 to June 30, 1999.

    The Trust has entered into a recordkeeping and pricing agreement with Investors Fiduciary Trust Company ("IFTC"), who also serves as each Fund's custodian and transfer agent. The recordkeeping and pricing agreement provides for the monthly payment of a base fee per Fund plus a fee computed as a percentage of average daily net assets on a total relationship basis. IFTC's fees for custody, recordkeeping, pricing, and transfer agency services are subject to reduction by credits earned by each Fund, based on the cash balances of the Fund held by IFTC as custodian or by credits received from directed brokerage transactions.

    DST Systems, Inc. ("DST"), an affiliate of Berger through a degree of common ownership, provides shareholder accounting services to the Funds. DST Securities, Inc., a wholly owned subsidiary of DST, is designated as an introductory broker on certain portfolio transactions. The Funds receive an amount equal to the brokerage commissions paid to DST Securities, Inc. as credits against transfer agent fees and expenses. For the six months ended June 30, 1999, the IPT-100 and IPT-G&I, received brokerage credits totaling $385 and $266 respectively.

    Certain officers and/or directors of Berger and BBOI are also officers and/or trustees of the Trust. Trustees who are not affiliated with Berger or BBOI received trustees' fees totaling $224, $598, $529 and $288 from IPT-100, IPT-G&I, IPT-SCG, and IPT-International Fund, respectively, for the six months ended June 30, 1999.

    The Trust adopted a trustee fee deferral plan (the "Plan") which allows the trustees to defer the receipt of all or a portion of the fees payable. The deferred fees are invested in various Berger Funds until distribution in accordance with the Plan.

3. INVESTMENT TRANSACTIONS

PURCHASES AND SALES

    Purchases and sales of investment securities, by Fund (excluding short-term securities) for the six months ended June 30, 1999, were as follows:

FUND                                                               PURCHASES       SALES
----------------------------------------------------------------  ------------  ------------
IPT-100.........................................................  $  7,295,657  $  6,437,070
IPT-G&I.........................................................    10,816,879     7,213,717
IPT-SCG.........................................................    11,928,196     9,395,094
IPT-International...............................................       749,637       921,808

    There were no purchases or sales of long-term U.S. Government securities during the period.

                      BERGER INSTITUTIONAL PRODUCTS TRUST

                           JUNE 30, 1999 (UNAUDITED)

3. INVESTMENT TRANSACTIONS (CONTINUED)
FEDERAL INCOME TAXES

    Dividends received by shareholders of the Funds which are derived from foreign source income and foreign taxes paid by the Funds are to be treated, to the extent allowable under the Code, as if received and paid by the shareholders of the fund.

    At December 31, 1998, the IPT-100, IPT-G&I and IPT-International had $156,868, $418,961 and $172,062, respectively, in net capital loss carryovers which expire in the year 2006. Additionally, IPT-SCG had $16,903, $39,451 and $931,350 in capital loss carryovers which expire in the years 2004, 2005, and 2006, respectively. The capital loss carryovers may be used to offset future realized capital gains for federal income tax purposes.

    Additionally, IPT-100, IPT-SCG and IPT-International incurred and elected to defer post-October 31 net capital and/or currency losses of $6,312, $34,842, and $45,992, respectively, to the year ended December 31, 1999.

    The Funds distribute net realized capital gains, if any, to their shareholders at least annually, if not offset by capital loss carryovers. Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles.

    The differences are primarily due to the differing treatment of net operating losses, wash sale deferrals, capital loss carryforwards and foreign currency transactions. Accordingly, these differences in the character of income and distributions between financial statements and tax basis have been reclassified to paid-in-capital.

                              BERGER IPT-100 FUND
                              FINANCIAL HIGHLIGHTS

                            FOR A SHARE OUTSTANDING
                        THROUGHOUT THE PERIODS PRESENTED

                                          SIX MONTHS
                                             ENDED            YEARS ENDED DECEMBER 31,         PERIOD ENDED
                                         JUNE 30, 1999  -------------------------------------  DECEMBER 31,
                                          (UNAUDITED)        1998                1997             1996(1)
                                         -------------  ---------------  --------------------  -------------
Net asset value, beginning of period....  $    12.89       $     11.11         $  10.39         $    10.00
                                         -------------  ---------------     -----------        -------------
From investment operations
  Net investment income (loss)..........        0.02              0.02             0.01               0.03
  Net realized and unrealized gains
    (losses) from investments and
    foreign currency transactions.......        1.29              1.79             1.39               0.36
                                         -------------  ---------------     -----------        -------------
Total from investment operations........        1.31              1.81             1.40               0.39
                                         -------------  ---------------     -----------        -------------

Less dividends and distributions
  Dividends (from net investment
    income).............................          --             (0.02)           (0.04)                --
  Dividends (in excess of net investment
    income).............................          --                --               --                 --
  Distributions (from capital gains)....          --                --            (0.64)                --
  Distributions (in excess of capital
    gains)..............................          --             (0.01)              --                 --
                                         -------------  ---------------     -----------        -------------
Total dividends and distributions.......          --             (0.03)           (0.68)                --
                                         -------------  ---------------     -----------        -------------
Net asset value, end of period..........  $    14.20       $     12.89         $  11.11         $    10.39
                                         -------------  ---------------     -----------        -------------
                                         -------------  ---------------     -----------        -------------
Total Return(2).........................      10.16%            16.29%           13.76%              3.90%
                                         -------------  ---------------     -----------        -------------
                                         -------------  ---------------     -----------        -------------
Ratios/Supplemental Data:

  Net assets, end of period.............  $4,944,045       $ 3,710,109        1$,233,892        $  331,296
  Net expense ratio to average net
    assets(3)...........................       1.00%(4)          1.00%            1.00%              1.00%(4)
  Ratio of net income (loss) to average
    net assets..........................       0.35%(4)          0.29%            0.51%              0.50%(4)
  Gross expense ratio to average net
    assets..............................       2.58%(4)          2.88%            9.18%              7.69%(4)
  Portfolio turnover rate(2)............        175%              258%             246%                56%

------------------------------
1. For the period from May 1, 1996 (commencement of investment operations) to December 31, 1996.

2.  Not annualized for periods of less than one full year.

3. Net expenses represent gross expenses reduced by fees waived and expenses reimbursed by the Advisor. Gross and net expenses do not include the deduction of any charges attributable to any particular variable insurance contract.

4.  Annualized.

                       See notes to financial statements.

                        BERGER IPT-GROWTH & INCOME FUND
                              FINANCIAL HIGHLIGHTS

                            FOR A SHARE OUTSTANDING
                        THROUGHOUT THE PERIODS PRESENTED

                                           SIX MONTHS
                                              ENDED               YEARS ENDED DECEMBER 31,         PERIOD ENDED
                                          JUNE 30, 1999     -------------------------------------  DECEMBER 31,
                                           (UNAUDITED)            1998                 1997           1996(1)
                                         ---------------    -----------------    ----------------  -------------
Net asset value, beginning of period.... $     12.66           $    13.39            $     11.14    $    10.00
                                         ---------------    -----------------    ----------------  -------------
From investment operations
  Net investment income (loss)..........        0.02                 0.10                   0.01          0.10
  Net realized and unrealized gains
    (losses) from investments and
    foreign currency transactions.......        7.00                 3.25                   2.75          1.04
                                         ---------------    -----------------    ----------------  -------------
Total from investment operations........        7.02                 3.35                   2.76          1.14
                                         ---------------    -----------------    ----------------  -------------

Less dividends and distributions
  Dividends (from net investment
    income).............................          --                (0.11)^                (0.10)           --
  Dividends (in excess of net investment
    income).............................          --                   --                     --            --
  Distributions (from capital gains)....          --                   --                  (0.39)           --
  Distributions (in excess of capital
    gains)..............................          --                   --                  (0.02)           --
                                         ---------------    -----------------    ----------------  -------------
Total dividends and distributions.......          --                (0.11)                 (0.51)           --
                                         ---------------    -----------------    ----------------  -------------
Net asset value, end of period.......... $     19.68           $    16.63            $     13.39    $    11.14
                                         ---------------    -----------------    ----------------  -------------
                                         ---------------    -----------------    ----------------  -------------
Total Return(2).........................      18.34%               25.03%                 24.99%        11.40%
                                         ---------------    -----------------    ----------------  -------------
                                         ---------------    -----------------    ----------------  -------------
Ratios/Supplemental Data:

  Net assets, end of period............. $15,019,732           $9,084,022            $ 1,501,118    $  344,373
  Net expense ratio to average net
    assets(3)...........................       1.00%(4)             1.00%                  1.00%         1.00%(4)
  Ratio of net income (loss) to average
    net assets..........................       0.32%(4)             1.10%                  1.39%         1.80%(4)
  Gross expense ratio to average net
    assets..............................       1.36%(4)             1.99%                  9.62%         7.70%(4)
  Portfolio turnover rate(2)............         67%                 426%                   215%           60%

------------------------------
1. For the period from May 1, 1996 (commencement of investment operations) to December 31, 1996.

2.  Not annualized for periods of less than one full year.

3. Net expenses represent gross expenses reduced by fees waived and expenses reimbursed by the Advisor. Gross and net expenses do not include the deduction of any charges attributable to any particular variable insurance contract.

4.  Annualized.

^  Distributions in excess of net investment income for the year ended December
    31, 1998, amounted to less than $0.01 on a per share basis.

                       See notes to financial statements.

                      BERGER IPT-SMALL COMPANY GROWTH FUND
                              FINANCIAL HIGHLIGHTS

                            FOR A SHARE OUTSTANDING
                        THROUGHOUT THE PERIODS PRESENTED

                                           SIX MONTHS
                                              ENDED            YEARS ENDED DECEMBER 31,       PERIOD ENDED
                                          JUNE 30, 1999   ----------------------------------  DECEMBER 31,
                                           (UNAUDITED)          1998              1997           1996(1)
                                         ---------------  ----------------  ----------------  -------------
Net asset value, beginning of period.... $     12.28         $     12.06       $       9.95    $    10.00
                                         ---------------  ----------------  ----------------  -------------
From investment operations
  Net investment income (loss)..........       (0.03)                 --                 --          0.01
  Net realized and unrealized gains
    (losses) from investments and
    foreign currency transactions.......        1.96                0.23               2.11         (0.06)
                                         ---------------  ----------------  ----------------  -------------
Total from investment operations........        1.93                0.23               2.11         (0.05)
                                         ---------------  ----------------  ----------------  -------------

Less dividends and distributions
  Dividends (from net investment
    income).............................          --                  --                 --            --
  Dividends (in excess of net investment
    income).............................          --               (0.01)                --            --
  Distributions (from capital gains)....          --                  --                 --            --
  Distributions (in excess of capital
    gains)..............................          --                  --                 --            --
                                         ---------------  ----------------  ----------------  -------------
Total dividends and distributions.......          --               (0.01)                --            --
                                         ---------------  ----------------  ----------------  -------------
Net asset value, end of period.......... $     14.21         $     12.28       $      12.06    $     9.95
                                         ---------------  ----------------  ----------------  -------------
                                         ---------------  ----------------  ----------------  -------------
Total Return(2).........................      15.72%               1.87%             21.21%        (0.50%)
                                         ---------------  ----------------  ----------------  -------------
                                         ---------------  ----------------  ----------------  -------------
Ratios/Supplemental Data:

  Net assets, end of period............. $14,780,279         $ 9,858,303       $  2,719,559    $  291,362
  Net expense ratio to average net
    assets(3)...........................       1.15%(4)            1.15%              1.15%         1.15%(4)
  Ratio of net income (loss) to average
    net assets..........................      (0.57%)(4)          (0.11%)             0.05%         0.14%(4)
  Gross expense ratio to average net
    assets..............................       2.00%(4)            2.19%              5.81%         8.57%(4)
  Portfolio turnover rate(2)............        102%                147%               194%           80%

------------------------------
1. For the period from May 1, 1996 (commencement of investment operations) to December 31, 1996.

2.  Not annualized for periods of less than one full year.

3. Net expenses represent gross expenses reduced by fees waived and expenses reimbursed by the Advisor. Gross and net expenses do not include the deduction of any charges attributable to any particular variable insurance contract.

4.  Annualized.

                       See notes to financial statements.

                       BERGER/BIAM IPT-INTERNATIONAL FUND
                              FINANCIAL HIGHLIGHTS

                            FOR A SHARE OUTSTANDING
                        THROUGHOUT THE PERIODS PRESENTED

                                           SIX MONTHS
                                             ENDED                              PERIOD ENDED
                                         JUNE 30, 1999        YEAR ENDED        DECEMBER 31,
                                          (UNAUDITED)      DECEMBER 31, 1998       1997(1)
                                         --------------    -----------------    -------------
Net asset value, beginning of period.... $    11.21           $     9.79         $    10.00
                                         --------------    -----------------    -------------
From investment operations
  Net investment income (loss)..........       0.06                 0.08               0.05
  Net realized and unrealized gains
    (losses) from investments and
    foreign currency transactions.......       0.64                 1.50              (0.26)
                                         --------------    -----------------    -------------
Total from investment operations........       0.70                 1.58              (0.21)
                                         --------------    -----------------    -------------

Less dividends and distributions
  Dividends (from net investment
    income).............................         --                (0.14)                --
  Dividends (in excess of net investment
    income).............................         --                   --                 --
  Distributions (from capital gains)....         --                   --                 --
  Distributions (in excess of capital
    gains)..............................         --                (0.02)                --
                                         --------------    -----------------    -------------
Total dividends and distributions.......         --                (0.16)                --
                                         --------------    -----------------    -------------
Net asset value, end of period.......... $    11.91           $    11.21         $     9.79
                                         --------------    -----------------    -------------
                                         --------------    -----------------    -------------
Total Return(2).........................      6.24%               16.13%             (2.10%)
                                         --------------    -----------------    -------------
                                         --------------    -----------------    -------------
Ratios/Supplemental Data:

  Net assets, end of period............. $5,367,212           $5,430,076         $2,705,831
  Net expense ratio to average net
    assets(3)...........................      1.19%(4)             1.20%              1.20%(4)
  Ratio of net income (loss) to average
    net assets..........................      0.90%(4)             2.85%              0.86%(4)
  Gross expense ratio to average net
    assets..............................      2.90%(4)             2.85%              3.83%(4)
  Portfolio turnover rate(2)............        14%                  20%                14%

------------------------------
1. For the period from May 1, 1997 (commencement of investment operations) to December 31, 1997.

2.  Not annualized for periods of less than one full year.

3. Net expenses represent gross expenses reduced by fees waived and expenses reimbursed by the Advisor. Gross and net expenses do not include the deduction of any charges attributable to any particular variable insurance contract.

4.  Annualized.

                       See notes to financial statements.